                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Federal Realty Investment Trust
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               (Name of Registrant as Specified In Its Charter)


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Notes:

                     [LOGO OF FEDERAL REALTY APPEARS HERE]


                                                                  March 30, 2001

Dear Shareholder:

  Please accept my personal invitation to attend our Annual Meeting of Shareholders on Wednesday, May 2, 2001 at 10:00 a.m. This year's meeting will be held at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland.

  The business to be conducted at the meeting is set forth in the formal notice that follows. In addition to electing two Trustees, we are asking for shareholder approval of the 2001 Long-Term Incentive Plan, which is designed to enhance the Trust's ability to attract, retain and compensate highly qualified officers and employees and which we believe will help to ensure the Trust's future growth and success. In addition, management will provide a review of 2000 operating results and discuss the outlook for the future. After the formal presentation, our Trustees and management will be available to answer any questions that you may have.

  In addition to voting by mail by completing, signing and returning the enclosed proxy card, you may also vote either by telephone (1-800-PROXIES) or on the Internet (www.voteproxy.com) by following the instructions on your proxy card.

  Your vote is important. I urge you to vote by one of the three methods mentioned above.

  I look forward to receiving your vote and to seeing you on May 2.

                                          Sincerely,

                                          /s/ STEVEN J. GUTTMAN
                                          Steven J. Guttman
                                          Chairman of the Board and Chief
                                          Executive Officer

                        FEDERAL REALTY INVESTMENT TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001

To Our Shareholders:

  The 2001 Annual Meeting of Shareholders of Federal Realty Investment Trust ("Federal Realty" or the "Trust") will be held at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland, on Wednesday, May 2, 2001, at 10:00 a.m. for the purpose of considering and acting upon the following:

  1.The election of two Trustees to serve for the ensuing three years.

  2.The approval of the Trust's 2001 Long-Term Incentive Plan.

  3.The transaction of such other business as may properly come before the meeting or any adjournment.

  Shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                          For the Trustees:

                                          /s/ NANCY J. HERMAN
                                          Nancy J. Herman
                                          Senior Vice President--General
                                          Counsel and Secretary

Your vote is important. Please vote, even if you plan to attend the meeting, by completing, signing and returning the enclosed proxy card, or by telephone (1-800-PROXIES) or on the Internet (www.voteproxy.com) by following the instructions on your proxy card. You may revoke your proxy by submitting a proxy bearing a later date, or by voting in person at the Annual Meeting.

                        FEDERAL REALTY INVESTMENT TRUST
             1626 East Jefferson Street, Rockville, Maryland 20852

                                PROXY STATEMENT
                                 March 24, 2001

  Proxies in the form enclosed are solicited by the Board of Trustees of Federal Realty Investment Trust for use at the 2001 Annual Meeting of Shareholders ("Annual Meeting") to be held at 10:00 a.m., Wednesday, May 2, 2001, at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland. The close of business on March 23, 2001 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting. On that date, the Trust had 39,603,779 common shares of beneficial interest ("Shares") outstanding. If the proxy in the enclosed form is submitted, it will be voted as specified in the proxy; if no specific voting instructions are indicated, the proxy will be voted in favor of the two Trustees nominated, to approve the 2001 Long-Term Incentive Plan and in the named proxies' discretion as to other matters at the Annual Meeting. Any proxy may be revoked by a shareholder at any time before it is voted by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

  This proxy statement contains two proposals for shareholder consideration. At the Annual Meeting, the presence of a majority of the outstanding Shares entitled to vote, in person or by proxy, constitutes a quorum. Abstentions will be counted for purposes of determining a quorum. As to each proposal, shareholders are entitled to cast one vote per Share. The affirmative vote of a plurality of votes cast at the meeting, in person or by proxy, is required for the election of Trustees. The affirmative vote of a majority of votes cast at the meeting, in person or by proxy, is required for the approval of the Trust's 2001 Long-Term Incentive Plan.

  This proxy statement and an accompanying proxy are being mailed to shareholders on or about March 30, 2001, together with the Trust's 2000 Annual Report, which includes audited financial statements for the year ended December 31, 2000.

                OWNERSHIP OF SHARES BY CERTAIN BENEFICIAL OWNERS

  To the Trust's knowledge, based upon information available to the Trust, beneficial owners of more than 5% of the Trust's Shares as of March 23, 2001, are as follows:

            Name and Address                 Amount and Nature            Percent
          of Beneficial Owner             of Beneficial Ownership         of Class
          -------------------             -----------------------         --------
   Loomis, Sayles & Company,                     4,578,902                  10.4%
   L.P.(1)
   One Financial Center
   Boston, Massachusetts 02111
   Morgan Stanley Dean Witter &                  4,000,536                  10.1%
   Co.(2)
   1585 Broadway
   New York, New York 10036
   Morgan Stanley Dean Witter In-                3,706,900                   9.4%
   vestment
    Management, Inc.(3)
   1221 Avenue of the Americas
   New York, New York 10020
   RREEF America LLC(4)                          2,163,000                   5.5%
   875 N. Michigan Avenue
   Chicago, Illinois 60611

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(1) Information based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on September 7, 2000. The Schedule 13G indicates that the reporting entity is an investment adviser with sole voting power over 3,700 Shares and sole dispositive power over 4,578,902 Shares, and that the Schedule 13G is being filed with respect to Shares that the reporting entity has a right to acquire as a result of its benefical ownership of convertible securities.

(2) Information based on a Schedule 13G/A filed with the SEC on February 7, 2001. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 3,335,636 Shares and shared dispositive power over 4,000,536 Shares.
(3) Information based on a Schedule 13G/A filed with the SEC on February 7, 2001. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 3,042,000 Shares and shared dispositive power over 3,706,900 Shares.
(4) Information based on a Schedule 13G filed with the SEC on February 15, 2001. The Schedule 13G indicates that the reporting entity manages 2,163,000 Shares.

                                  PROPOSAL 1
                             Election of Trustees

  Pursuant to Section 5.2 of the Trust's Declaration of Trust, the Trustees are divided into three classes serving three-year terms. Two Trustees, comprising one class of Trustees, are to be elected at the Annual Meeting. Mr. Dennis L. Berman and Ms. Kristin Gamble have been nominated for election as Trustees to hold office until the 2004 Annual Meeting and until their successors have been elected and qualified. Proxies may not be voted for more than two Trustees.

                                        Principal Occupations            Trustee Term to
          Name           Age          and Other Directorships*            Since  Expire
----------------------------------------------------------------------------------------
Dennis L. Berman........  50 General Partner, Berman Enterprises,         1989    2004
                             Vingarden Associates, GDR Partnerships,
                             builders/developers; Director, Beco Manage-
                             ment, office building owners/managers.
Kristin Gamble..........  55 President, Flood, Gamble Associates, Inc.,   1995    2004
                             an investment counseling firm; Director,
                             Ethan Allen Interiors, Inc., a furniture
                             manufacturer and retailer.

  Terms of office of the four Trustees named below will continue until the Annual Meeting in the years indicated.

                                        Principal Occupations            Trustee Term to
          Name           Age          and Other Directorships*            Since  Expire
----------------------------------------------------------------------------------------
Steven J. Guttman.......  54 Chairman of the Board and Chief Executive    1979    2002
                             Officer of the Trust; Former President of
                             the Trust; Former Trustee, International
                             Council of Shopping Centers; Member and
                             Former Chairman, National Association of
                             Real Estate Investment Trusts Board of
                             Governors and Executive Committee; Member,
                             Real Estate Advisory Board and Executive
                             Committee, Wharton School of the University
                             of Pennsylvania; Member, Board of Advisors,
                             George Washington University Law School;
                             Member, Policy Advisory Board, Fisher
                             Center for Real Estate and Urban Economics,
                             University of California, Berkeley.
Mark S. Ordan...........  41 Chairman and Chief Executive Officer, High   1996    2002
                             Noon Always, Inc., an upscale quick-serve
                             healthy lunch operation; Former Chairman,
                             President and Chief Executive Officer,
                             Fresh Fields Markets, Inc.; Trustee, Vassar
                             College; Trustee, National Symphony
                             Orchestra.

                                        Principal Occupations            Trustee Term to
          Name           Age          and Other Directorships*            Since  Expire
----------------------------------------------------------------------------------------
Kenneth D. Brody........  57 Founding Partner, Winslow Partners LLC, a    1997    2003
                             private equity investment firm; Co-founder
                             and Principal, Taconic Capital Advisors
                             LLC, an investment advisory firm; Former
                             President and Chairman, Export-Import Bank
                             of the United States; Director, Quest
                             Diagnostics, Inc.
Walter F. Loeb..........  76 President, Loeb Associates Inc., a manage-   1991    2003
                             ment consulting firm. Publisher, Loeb Re-
                             tail Letter; Retired Principal and Senior
                             Retail Analyst, Morgan Stanley & Co., Inc.;
                             Director, The Gymboree Corp.; Director, Wet
                             Seal, Inc., a women's apparel retailer; Di-
                             rector, Hudson's Bay Company, a Canadian
                             chain of retail department stores and dis-
                             count stores; Director, The Warnaco Group,
                             Inc.; Director, ProfitLogic, Inc.

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* The business histories set forth in these tables cover a five-year period.

Board of Trustees' Meetings and Committees

  The Board of Trustees has an Audit Committee, comprised of Mr. Berman (Chairman), Ms. Gamble and Mr. Loeb, which independently reviews the Trust's financial statements and coordinates its review with the Trust's independent public accountants. Each member of the Audit Committee is "independent," as that term is defined in the New York Stock Exchange listing standards. The Audit Committee held four meetings in 2000.

  The Compensation Committee of the Board of Trustees, comprised of Mr. Ordan (Chairman) and Mr. Brody, reviews and reports to the Board on incentive plans and remuneration of officers. The Compensation Committee also administers the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") and certain other compensation plans, and approves stock option and other equity-based awards. That committee held four meetings in 2000.

  The Board of Trustees has no standing nominating committee.

  During 2000 the Board of Trustees held five meetings. All Trustees attended at least 75% of all meetings of the Board and Board committees on which they served during 2000.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE TWO NOMINEES.

                  OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS

  As of March 23, 2001, Trustees and executive officers as a group, and the Trustees and named executive officers, individually, beneficially owned the following Shares:

                                                               Percentage of
                                         Number of Shares    Outstanding Shares
Name of Beneficial Owner              Beneficially Owned (1)    of the Trust
-------------------------------------------------------------------------------
Trustees and executive officers as a
 group (10 individuals)(2)..........        3,059,735              7.73%
Dennis L. Berman(3).................           55,471                *
Kenneth D. Brody(4).................           14,000                *
Kristin Gamble(5)...................           95,767                *
Steven J. Guttman(6)................        1,932,859              4.88%
Nancy J. Herman(7)..................           31,856                *
Ron D. Kaplan(8)....................          448,414              1.13%
Walter F. Loeb(9)...................           35,930                *
Mark S. Ordan(10)...................           15,307                *
Cecily A. Ward(11)..................          125,581                *
Donald C. Wood(12)..................          304,550                *

--------
*Less than 1%.
(1) The number and percentage of Shares shown in this table reflect beneficial ownership, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") including Shares which are not owned but as to which options are outstanding and may be exercised within 60 days. Except as noted in the following footnotes, each Trustee and named executive officer has sole voting and investment power as to all Shares listed. Fractions are rounded to the nearest full Share.
(2) Includes 1,643,365 options.
(3) Includes 22,500 options. Includes 12,500 Shares in trust as to which Mr. Berman shares voting power with two other trustees. Mr. Berman does not have disposition rights with respect to these Shares. This number also includes 1,000 Shares owned by a partnership in which Mr. Berman is a general partner.
(4) Includes 10,000 options.
(5) Includes 15,000 options. Includes 76,867 Shares as to which Ms. Gamble shares investment power for clients. Includes 1,400 Shares as to which Ms. Gamble is a trustee of a profit sharing plan, of which Ms. Gamble has a direct interest in 571 Shares.
(6) Includes 1,003,333 options. Includes 12,000 Shares in trust as to which Mr. Guttman shares voting and investment power with one other trustee, 29,822 Shares held in trust for his children, a Performance Share Award of 180,000 Shares and Restricted Share Awards of 200,155 Shares. Includes 6,465 Shares owned by Mr. Guttman's wife.
(7) Includes 20,500 options. Includes Restricted Share Awards of 4,428 Shares.
(8) Includes 218,697 options. Includes a Performance Share Award of 37,500 Shares and Restricted Share Awards of 42,072 Shares. Does not include 1,995 Shares as to which Mr. Kaplan's wife has sole voting and investment power.
(9) Includes 22,500 options.
(10) Includes 12,500 options. Includes 2,807 Shares as to which voting and investment power is shared with Mr. Ordan's wife.
(11) Includes 110,000 options. Includes Restricted Share Awards of 4,497
     Shares.
(12) Includes 208,335 options. Includes a Performance Share Award of 30,000 Shares and Restricted Share Awards of 43,476 Shares.

                COMPENSATION OF EXECUTIVE OFFICERS AND TRUSTEES

  The following table describes the compensation of the Chief Executive Officer and the four other most highly paid executive officers ("named executive officers").

                           Summary Compensation Table

                                                               Long-Term Compensation
                                                            -----------------------------
                                   Annual Compensation            Awards        Payouts
                               ---------------------------- ------------------ ----------
                                                  Other     Restricted
                                                  Annual      Share               LTIP     All Other
                               Salary   Bonus  Compensation Awards(s)  Options  Payouts   Compensation
        Name and                 (A)     (B)                   (C)       (D)                  (E)
   Principal Position     Year   ($)     ($)       ($)         ($)      (#)       ($)         ($)
-------------------------------------------------------------------------------------------------------
Steven J. Guttman(1)      2000 $   --  $   --     $  --     $1,197,000 100,000 $1,170,000   $264,100(F)
Chairman of the Board              --      --        --      1,032,000 150,000  1,148,000    237,000(F)
 and                      1999
 Chief Executive Officer  1998     --      --        --        984,000     --         --     226,000(F)
Nancy J. Herman(2)        2000 185,000  64,000       --         18,000  20,000        --       9,000
Senior Vice President--   1999 140,000  51,000       --         87,000  15,000        --       6,000
 General Counsel and      1998 102,000  33,000       --            --    8,500        --       3,000
 Secretary
Ron D. Kaplan(3)          2000 325,000 200,000       --         55,000  50,000    244,000     84,000(G)
Senior Vice President--   1999 300,000 160,000       --         44,000 100,000    239,000     77,000(G)
Capital Markets, Chief    1998 285,000 135,000       --      1,609,000     --         --      75,000(G)
 Investment Officer
Cecily A. Ward(4)         2000 185,000  64,000       --         18,000  20,000        --      16,000(F)
Vice President--          1999 160,000  58,000       --         89,000  15,000        --      16,000(F)
 Chief Financial Officer  1998 155,000  55,000       --            --   50,000        --      16,000(F)
 and Treasurer
Donald C. Wood(5)         2000 350,000 240,000       --         66,000  50,000    146,000     22,000
President and             1999 300,000 180,000       --        767,000 100,000        --      15,000
 Chief Operating Officer  1998 200,000 230,000    92,000       253,000 250,000        --       5,000

--------
(1) Mr. Guttman, who formerly served as the Trust's President, became Chairman of the Board of Trustees in February 2001. In January and February 2000, Mr. Guttman received 35,349 Shares valued at $665,000 and vesting at the end of five years in lieu of his 2000 cash salary of $500,000. In February 2001, Mr. Guttman received 26,869 Shares valued at $532,000 and vesting at the end of five years in lieu of a cash bonus of $400,000 for 2000. The terms of these arrangements are described below in "Employment Agreements; Termination of Employment and Change in Control Arrangements." As of December 31, 2000, Mr. Guttman held a total of 138,286 Restricted Shares valued at $2,627,000.
(2) Ms. Herman was promoted to Vice President -- General Counsel and Secretary in December 1998 and to Senior Vice President in July 2000. In February 2001, Ms. Herman received a Restricted Share Award of 903 Shares, valued on the date of grant at $18,000, in lieu of 20% of her cash bonus for 2000, as described below in (B). As of December 31, 2000, Ms. Herman held 4,528 Restricted Shares valued at $86,000.
(3) In February 2001, Mr. Kaplan received a Restricted Share Award of 2,778 Shares, valued on the date of grant at $55,000, in lieu of 20% of his cash bonus for 2000, as described below in (B). As of December 31, 2000, Mr. Kaplan held a total of 41,363 Restricted Shares valued at $786,000.
(4) Ms. Ward, who formerly served as the Trust's Vice President -- Controller, became the Trust's Treasurer in November 1999 and was promoted in February 2000 to Vice President -- Chief Financial Officer. In February 2001, Ms. Ward received a Restricted Share Award of 903 Shares, valued on the date of grant at $18,000, in lieu of 20% of her cash bonus for 2000, as described below in (B). As of December 31, 2000, Ms. Ward held 4,632 Restricted Shares valued at $88,000.
(5) Mr. Wood commenced employment with the Trust in May 1998 as its Senior Vice President -- Chief Financial Officer and was promoted to Chief Operating Officer in November 1999 and to President in February 2001. In February 2001, Mr. Wood received a Restricted Share Award of 3,334 Shares, valued on the date of grant at $66,000, in lieu of 20% of his cash bonus for 2000, as described below in (B). As of December 31, 2000, Mr. Wood held a total of 42,178 Restricted Shares valued at $801,000.

(A) Amounts shown include amounts deferred at the election of the named officer pursuant to plans available to substantially all employees and pursuant to a non-qualified deferred compensation plan available to all officers and certain other highly compensated employees.
(B) In accordance with the Trust's Incentive Compensation Plan, Vice Presidents and employees classified as "Directors" received 20% of their bonuses for 2000 in Shares vesting equally over a three-year period. In consideration for the vesting provision, they received Shares valued at 110% of the cash value on the date of grant. Senior Vice Presidents, while not covered by the Incentive Compensation Plan, received 20% of their 2000 bonuses in Shares as well, on the same terms as those outlined in the Incentive Compensation Plan.
(C) Dividends are paid on Restricted Shares.
(D) Option exercise price is equal to the fair market value of the Shares on the date of grant.
(E) The amounts shown in this column for the last fiscal year include the following: (1) Mr. Guttman: $4,000--Trust paid group term life insurance; $4,000--Trust paid annuity contract premium; $56,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $11,000--Trust paid long-term disability insurance premium; and $189,000--deferred compensation from forgiveness of loans as described below in (F); (2) Ms. Herman: $1,000--Trust paid group term life insurance; $1,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $4,000--Trust contribution to Section 401(k) Plan; $3,000--Trust paid long-term disability insurance premium; (3) Mr. Kaplan: $1,000--Trust paid group term life insurance; $13,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $4,000--Trust contribution to Section 401(k) Plan; $3,000--Trust paid long-term disability insurance premium; $63,000-- deferred compensation from forgiveness of loans as described below in (G);
    (4) Ms. Ward: $1,000--group term life insurance premium; $4,000--Trust contribution to Section 401(k) Plan; $3,000--Trust paid long-term disability insurance premium; and $8,000--deferred compensation from forgiveness of loans as described below in (F); and (5) Mr. Wood: $1,000-- Trust paid group term life insurance; $14,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $3,000--Trust paid long-term disability insurance premium; $4,000--Trust contribution to Section 401(k) Plan.
(F) In 1991, Mr. Guttman and Ms. Ward were awarded the opportunity to purchase Shares of the Trust and the Trust made available loans for 100% of the purchase price. One-half of the loan was originally scheduled to be forgiven, by forgiving one-sixteenth each January 31, over an eight-year period so long as the officer was employed by the Trust. The Trust and the named officers agreed to modify the terms of the loan so that beginning in 1995 and each year thereafter, there will be no forgiveness as of January 31 of each year if Funds from Operations ("FFO") per Share increases by less than 5% during the preceding fiscal year. If FFO per Share increases by 5% or more, one-sixteenth of the loan will be forgiven. Beginning in 1996 and thereafter, if FFO per Share increases by 10% or more and total return to shareholders is 10% or greater during the fiscal year, one-eighth of the loan will be forgiven on the following January 31. However, 25% of the original principal amount of each loan is not subject to forgiveness by the Trust. The loans are due on July 31, 2003.
(G) On December 17, 1993, the Trust awarded Mr. Kaplan the opportunity to purchase 40,000 Shares as of January 1, 1994 at the closing price of $25 per share on December 31, 1993. The Trust loaned Mr. Kaplan 100% of the purchase price for a term of 12 years. Forgiveness of Mr. Kaplan's loan is subject to the same performance measures described above in (F).

Trustee Compensation

  Trustees' fees are paid to Trustees other than Mr. Guttman. In accordance with the provisions of the Amended Plan, Trustees' fees (other than per-meeting fees) are payable in cash or Shares or a combination of both, at the election of the Trustee; the Trust issued Shares for 21% of the Trustees' fees paid in 2000. The annual Trustee fee for 2000 was $25,000. Each Trustee was paid the fee based on the number of months during the year he or she served as a Trustee. The annual fee in 2000 for service on the Compensation Committee was $2,500 and $4,500 for service as its Chairman. The annual fee in 2000 for service on the Audit Committee was

$2,000 and $4,000 for service as its Chairman. Committee fees were also prorated based on the number of months of service. In addition to annual fees for service on the Board of Trustees and Board committees, the Trustees received fees of $1,000 per meeting attended in person and $500 per meeting attended by telephone. In accordance with the Amended Plan, as of the date of the 2000 Annual Meeting of Shareholders, each non-employee Trustee received an option to purchase 2,500 Shares at an exercise price of $22.0625.

  The Board of Trustees has amended the Amended Plan to provide that if the 2001 Long-Term Incentive Plan is approved at the Annual Meeting, annual option grants under the Amended Plan to non-employee Trustees will cease and will instead be made under the 2001 Long-Term Incentive Plan. If the 2001 Long-Term Incentive Plan is approved at the Annual Meeting, each non-employee Trustee will receive an option to purchase 2,500 Shares under the 2001 Long-Term Incentive Plan as of the date of the Annual Meeting.

Employment Agreements; Termination of Employment and Change in Control Arrangements

  The Trust has an amended and restated employment agreement with Mr. Guttman which provides, among other things, that his salary may not be decreased below its then-current level and is increased on January 1 of each year by 50% of any increase in the Consumer Price Index ("CPI") for the prior year and that Mr. Guttman is eligible to receive an annual bonus, in the Board of Trustees' discretion, of up to 120% of his salary. The agreement provides for a three-year term of employment to be automatically renewed at the end of each month unless either party notifies the other that it has elected not to extend the term. The Trust may terminate Mr. Guttman's employment if he is totally disabled for at least six consecutive months, in which case Mr. Guttman is entitled to receive each month for a three-year period the difference, if any, between the monthly payments he receives under the disability insurance policies the Trust maintains on his behalf and his base monthly salary. The Trust may terminate Mr. Guttman's employment for cause (as defined in the agreement) without payment to Mr. Guttman. Mr. Guttman may terminate his employment under certain circumstances, including if his responsibilities are materially modified without his written consent, a change in control occurs (as defined in the agreement), the Trust relocates its principal office outside the Washington, D.C. area, he is not reappointed as a member of the Trust's Board of Trustees, a Chairman of the Trust's Board of Trustees is appointed other than Mr. Guttman, or his employment agreement is not assumed by a successor to the Trust. If Mr. Guttman so terminates his employment, he is entitled to receive the compensation he would have otherwise received (including bonuses) for the remaining term of the employment agreement. Mr. Guttman may also terminate his employment for any other reason upon at least six months notice, in which case the Trust's obligation to pay compensation to him ceases on the effective date of termination.

  Mr. Guttman and the Trust have entered into restricted share award agreements (the "Restricted Share Agreements") pursuant to which Mr. Guttman will receive (unless he elects otherwise six months in advance) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The Shares granted pursuant to the Restricted Share Agreements, which will be 133% of the salary and bonus levels determined by the Board of Trustees, will vest five years after the date of grant, subject to accelerated vesting in the event of a change in control (as defined in the Amended Plan) or the termination of Mr. Guttman's employment due to his death, disability (as defined in his employment agreement) or without cause (as defined in his employment agreement). Dividends are paid on the Restricted Shares if and when awarded. If Mr. Guttman voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the aforementioned five-year period, his rights to the Restricted Shares are forfeited.

  The Trust has severance agreements with Ms. Herman, Mr. Kaplan, Ms. Ward and Mr. Wood which provide, among other things, that if the employee is terminated without cause (as defined in the agreements), the employee will be entitled to receive his or her salary for up to 18 months, depending upon length of service (Mr. Wood's agreement provides for 18 months regardless of length of service, and Ms. Herman's provides for 12 months) and benefits for nine months. The employee also will receive the benefits payable upon termination without cause under certain additional circumstances, including, among other things, a demotion or a substantial reduction in the employee's responsibilities without his or her written consent, relocation of the Trust's principal office outside the Washington, D.C. area, or the decrease of the employee's base salary below a percentage specified in each employee's severance agreement. The Trust may terminate the employee's employment with cause without payment to the employee. If Mr. Kaplan or Ms. Ward voluntarily resigns, they will receive their salary and benefits for up to six months, depending upon length of service, unless they become employed by a competitor.

  The Trust has entered into agreements with Mr. Guttman, Ms. Herman, Mr. Kaplan, Ms. Ward and Mr. Wood providing that, if any of these officers leave the employment of the Trust within six months following a change in control (generally defined to include control of a specified percentage of the outstanding Shares), he or she will be entitled to receive a lump sum cash payment and benefits and executive perquisites for a period following such termination, to have the restrictions on the exercise or receipt of any stock options or stock grants lapse and, at the option of the officer, to have the Trust redeem all Shares owned at termination at a formula price. The cash payments the officers are entitled to receive are computed using a formula based upon the officer's salary at the date his or her employment terminates and bonuses that were paid over the previous three years. This amount is multiplied by a certain percentage: 299% for Mr. Guttman; 200% for Mr. Kaplan and Mr. Wood; and 100% for Ms. Herman and Ms. Ward. These agreements also provide that if benefits paid pursuant thereto are determined to be subject to an excise or similar tax, the Trust will provide the officer with such additional compensation as is necessary to place him or her in the same after-tax position as he or she would have been had such tax not been paid or incurred.

  In September 1997, the Trust granted performance share awards ("Performance Awards") to Mr. Guttman and Mr. Kaplan effective in January 1998 for 300,000 and 62,500 Shares ("Performance Shares"), respectively. Pursuant to the terms of these awards, a specified number of Performance Shares will vest each year from 1998 through 2005 if the Trust meets or exceeds the threshold-level "Performance Target," and over a shorter period of time if the Trust meets a higher level. The Performance Targets are established annually by the Compensation Committee at the beginning of the year to which they will apply. Any Performance Shares which remain unvested after 2005 vest in five equal annual installments through 2010. All Performance Shares vest in the event of a change in control (as defined in the Performance Awards), or the termination of Mr. Guttman's or Mr. Kaplan's employment due to disability (as defined in the Performance Awards) or without cause (as defined in the Performance Awards). If Mr. Guttman's or Mr. Kaplan's employment is terminated for cause, his rights to any unvested Performance Shares are forfeited. If Mr. Guttman or Mr. Kaplan dies or voluntarily resigns from his employment with the Trust, a pro rata number of Performance Shares for that year will vest if the Performance Target is met, and his rights to any future unvested Shares are forfeited.

  In September 1997, the Trust granted restricted share awards ("Service Awards") to Mr. Kaplan effective in January 1998 for an aggregate of 62,500 Shares. Pursuant to the terms of the Service Awards, an aggregate of 651 Shares vest each month over an eight-year period, subject to accelerated vesting in the event of a change in control (as defined in the Service Awards) or the termination of Mr. Kaplan's employment due to disability or without cause (each as defined in the Service Awards). If Mr. Kaplan voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the aforementioned eight-year period, his rights to any unvested Shares are forfeited. If Mr. Kaplan dies, the number of Shares which would have vested in the month of his death vest and his rights to any future unvested Shares are forfeited.

  The Trust granted a restricted share award of 10,000 Shares (the "Restricted Share Award") to Mr. Wood in May 1998 upon the commencement of his employment. Pursuant to the terms of the Restricted Share Award, the Shares will vest in five equal annual installments, subject to accelerated vesting if any of the following events occur after the first anniversary of the date of grant: a change in control or the termination of Mr. Wood's employment due to death, disability or without cause (as such terms are defined in the Restricted Share Award). If Mr. Wood voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the five-year vesting period, his rights to any unvested Shares are forfeited.

  In February 2000, the Trust granted a Performance Award to Mr. Wood for 37,500 Performance Shares. Pursuant to the terms of this award, a specified number of Performance Shares will vest each year from 2000 through 2007 if the Trust meets or exceeds the threshold-level "Performance Target," and over a shorter period of time if the Trust meets a higher level. Both levels are established annually by the Compensation Committee at the beginning of the year to which they will apply. Any Performance Shares which remain unvested after 2007 vest in five equal annual installments through 2012. In all other respects, the Performance Award is identical to the Performance Awards of Mr. Guttman and Mr. Kaplan described above in this section.

  In February 2000, the Trust granted a Service Award to Mr. Wood for an aggregate of 37,500 Shares. Pursuant to the terms of the Service Award, an aggregate of 391 Shares vest each month over an eight-year period. In all other respects, the Service Award is identical to the Service Award of Mr. Kaplan described above in this section.

  The Trust has entered into split-dollar life insurance agreements with Mr. Guttman, Ms. Herman, Mr. Kaplan and Mr. Wood pursuant to which the Trust makes certain premium payments on their behalf relating to certain insurance policies and is reimbursed for those premiums after fifteen years. The Trust's funding obligations end, and it is entitled to immediate reimbursement, in the event of termination of the employee's employment under certain circumstances. The Trust's funding obligations do not end, however, in the event of termination without cause or in connection with a change in control of the Trust, provided in either case that the employee has been employed by the Trust for at least five years at the time of termination.

  The Amended Plan provides that all stock options granted pursuant to it shall vest in the event of a change of control, as defined in the Amended Plan.

  The Share Purchase Plan permits the Trust to make non-recourse purchase loans to participants to facilitate the purchase of Shares pursuant to awards made thereunder. The Share Purchase Plan provides that a portion of the outstanding balance of any purchase loan will be forgiven as of the date of a change in control.

                             Option Awards in 2000

  The following table provides information on option awards in 2000 to the named executive officers.

                                                                               Potential
                                                                          Realizable Value at
                                         % of                               Assumed Annual
                                        Total                            Rates of Stock Price
                          Number of    Options                               Appreciation
                           Shares     Awarded to                          for Option Term (1)
                         Underlying   Employees                          ---------------------
                           Options    in Fiscal    Exercise   Expiration
          Name           Awarded (#)     Year    Price ($/Sh)    Date      5% ($)    10% ($)
----------------------------------------------------------------------------------------------
Steven J. Guttman.......   100,000(2)    14%       $18.00      2/14/10   $1,132,000 $2,869,000
Nancy J. Herman.........    20,000(3)     3%        20.9375    7/27/10      263,000    667,000
Ron D. Kaplan...........    50,000(2)     7%        18.00      2/14/10      566,000  1,434,000
Cecily A. Ward..........    20,000(3)     3%        20.9375    7/27/10      263,000    667,000
Donald C. Wood..........    50,000(2)     7%        18.00      2/14/10      566,000  1,434,000

--------
(1) These assumed annual rates of stock price appreciation are specified by the SEC. No assurance can be given that such rates will be achieved.
(2) These options vest in three equal annual installments beginning on February 14, 2001.
(3) These options vest in three equal annual installments beginning on July 27, 2001.

    Aggregated Option Exercises in 2000 and December 31, 2000 Option Values

  The following table provides information on option exercises in 2000 by the named executive officers, and the value of each such officer's unexercised options at December 31, 2000.

                                                                    Number of
                                                                     Shares                   Value of
                                                                   Underlying                Unexercised
                                                                   Unexercised              In-the-Money
                                                                   Options at                Options at
                                                              December 31, 2000 (#)   December 31, 2000 ($)(1)
                         Shares Acquired                    ------------------------- -------------------------
          Name           on Exercise (#) Value Realized ($) Exercisable Unexercisable Exercisable Unexercisable
---------------------------------------------------------------------------------------------------------------
Steven J. Guttman.......         --            $  --          920,000      300,000       $--        $100,000
Nancy J. Herman.........      5,500            2,500           13,000       33,000        --             --
Ron D. Kaplan...........         --               --          169,000      116,000        --          50,000
Cecily A. Ward..........         --               --          105,000       30,000        --             --
Donald C. Wood..........         --               --           96,000      304,000        --          50,000

--------
(1) Based on $19.00 per Share closing price on the NYSE on December 31, 2000.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Trust filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Trust specifically incorporates this Report or the performance graph by reference in the specified filing.


  In 2000, the Compensation Committee was responsible for determining the level of compensation paid to the Trust's executive officers. The Compensation Committee is comprised entirely of non-employee Trustees.

  Philosophy: The members of the Compensation Committee believe that the Trust's success is largely due to the efforts of its employees and, in particular, the leadership exercised by its executive officers. Therefore, the Compensation Committee believes that it is important to:

  . Adopt compensation programs that stress Share ownership and, thereby, tie long-term compensation to increases in shareholder value as evidenced by Share price appreciation.

  . Adopt compensation programs that enhance the Trust's ability to attract and retain qualified executive officers while providing the financial motivation necessary to achieve continued high levels of Trust performance.

  . Provide a mix of cash and stock-based compensation programs that are competitive with a select group of successful real estate investment trusts and other successful national and regional firms that the members of the Compensation Committee believe are comparable to the Trust.

  . Adjust salary, bonuses and other compensation awards commensurate with overall corporate results.

  . Implement compensation programs that emphasize teamwork, pay-for-performance and overall corporate results.

  The Compensation Committee has traditionally retained a high degree of flexibility in structuring the Trust's compensation programs. This approach has allowed the Compensation Committee annually to evaluate subjectively and reward each executive officer's individual performance and contribution to the Trust's overall financial and operational success.

  Named Executive Officers (other than the Chief Executive Officer). Near the end of each year, or early in the following year, the Compensation Committee determines the salary to be paid to each executive officer during the subsequent year and the bonus to be paid for the current year for executive officers other than Ms. Ward, whose bonus is determined in accordance with the Incentive Compensation Plan, which is discussed below. Mr. Guttman assists the Compensation Committee by making recommendations concerning salaries and bonuses to be paid to executive officers, other than himself.

  Mr. Guttman's recommendations and the Committee's decisions are based upon their evaluation of each executive officer's performance and responsibilities as they relate to certain "Performance Factors" including the increase in funds from operations ("FFO"), the financing transactions completed and the development, redevelopment and operation of the Trust's properties. The bonuses awarded by the Compensation Committee for 2000 consider the Trust's operating performance in 2000 as well as the market demand for the Trust's key employees. The bonuses for executive officers for 2000 were higher than for 1999. This increase was made in recognition of management's success in achieving continued strong operating results from the Trust's existing portfolio while undertaking a substantial new development pipeline.

  In determining the executive officers' salary and bonus levels, the Compensation Committee also takes into account the total cash compensation paid to executive officers with similar positions in select successful real estate investment trusts and other national and regional companies that it concludes possess revenues, profitability and growth that are comparable to the Trust's (the "Survey Group"). Some of the companies in the Survey Group are included in the National Association of Real Estate Investment Trust equity index. The Compensation Committee's goal is to maintain the total compensation package for executive officers at a level which is competitive with the total compensation paid to executive officers of the companies in the Survey Group.

  In 1999, the Compensation Committee adopted a new Incentive Compensation Plan for most Trust employees other than the senior executive officers, aimed at increasing objectivity of the annual bonus awards by quantifying awards based on specific operational performance thresholds (including targets based on growth in FFO and regional net operating income) and the achievement of individual objectives. Pursuant to this Plan, Ms. Ward is eligible for a bonus of 30-50% of her base salary, depending upon the level of FFO growth per Share achieved by the Trust; the actual bonus is based 60% upon the attainment of Trust goals and 40% upon the attainment of individual goals. In accordance with the Incentive Compensation Plan, Vice Presidents and employees classified as "Directors" received 20% of their bonuses for 2000 in Shares vesting over a three-year period. In consideration for the vesting provision, they received Shares valued at 110% of the cash value on the date of grant. The Compensation Committee determined that Senior Vice Presidents, while not covered by the Incentive Compensation Plan, should receive 20% of their 2000 bonuses in Shares as well, on the same terms as those outlined in the Incentive Compensation Plan.

  Chief Executive Officer. As Chief Executive Officer, Mr. Guttman is compensated pursuant to his employment agreement discussed above and in accordance with the performance factors discussed earlier. Mr. Guttman's compensation package is comprised of:

  . a base salary component commensurate with other non-founder chief executive officers in the industry
  . an annual incentive bonus awarded at the discretion of the Board of
    Trustees which has historically approximated 40-80% of base pay
  .a long-term performance share component which vests based on FFO performance hurdles.

  In September 1997, the Compensation Committee approved a plan to link Mr. Guttman's compensation to shareholder value. The Compensation Committee approved a Stock in Lieu of Salary Plan and a Stock in Lieu of Bonus Plan pursuant to which Mr. Guttman may elect to forgo receipt of his salary and/or bonus in cash and receive instead the number of Shares equal to 133% of his salary and/or bonus amount divided by the closing price per Share as of December 31 of the previous year. To implement the Stock in Lieu of Salary and Bonus Plans, the Trust and Mr. Guttman entered into restricted share award agreements pursuant to which Mr. Guttman will receive (unless he elects otherwise) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The terms of these agreements are described above in "Employment Agreements; Termination of Employment and Change in Control Arrangements." Mr. Guttman's salary for 2000 was increased to $500,000 from its 1998-99 level of $475,000. Mr. Guttman elected to receive Shares in lieu of cash for his 2000 salary and 1999 bonus (cash award of $300,000) as well as his 2001 salary and 2000 bonus (cash award of $400,000). Pursuant to these elections and the applicable restricted share award agreements, a total of 57,571 Restricted Shares were awarded in January and February 2000 for his 2000 salary and 1999 bonus, and a total of 61,869 Restricted Shares were awarded in January and February 2001 for his 2001 salary and 2000 bonus.

  Also in September 1997, the Compensation Committee awarded Mr. Guttman a performance share award of 300,000 Shares effective January 1, 1998, as described above in "Employment Agreements; Termination of Employment and Change in Control Arrangements." Mr. Guttman's performance share award agreement was amended in 2000 to provide that, for calendar years subsequent to 1999, the Performance Targets will be established annually by the Compensation Committee at the beginning of each year in order to better align the financial incentives under his performance share award agreement with successful execution of the Trust's business plan for that year. Since growth in the Trust's FFO per Share exceeded the higher Performance Target in 2000, 60,000 of Mr. Guttman's Performance Shares vested in accordance with the terms of his performance share award agreement.

  The Compensation Committee believes that the compensation arrangements described above will fulfill the objective of linking Mr. Guttman's long-term compensation directly and closely to increasing shareholder value. Increasing Mr. Guttman's equity ownership in the Trust will align his interests with shareholders' long-term interests because the value of Mr. Guttman's options and restricted share and performance awards over time will increase only as Share value increases.

  Amended and Restated 1993 Long-Term Incentive Plan. In 1997, the Compensation Committee, the Board of Trustees and the shareholders approved revisions to the Amended Plan to improve and modify its terms and to qualify the Amended Plan under the performance-based compensation exception to Section 162(m) of the Code.

  2001 Long-Term Incentive Plan. In February 2000, the Trustees approved, subject to shareholder approval, the 2001 Long-Term Incentive Plan. If approved, the 2001 Long-Term Incentive Plan would reserve 1,750,000 Shares for issuance to officers, key employees and other persons to allow the Trust to attract, retain and compensate such persons and to align their interests more closely with those of the shareholders.

  Deductibility of Executive Compensation in Excess of $1.0 Million. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an executive officer who is named in the Summary Compensation Table. Exceptions are made for qualified performance-based compensation, among other things. The Compensation Committee intends generally to structure its executive awards to take advantage of this Section 162(m) exception. However, the Committee does not believe that it is necessarily in the best interest of the Trust and its shareholders that all compensation meet the requirements of Section 162(m) for deductibility and the Committee may determine to award non-deductible compensation in such circumstances as it deems appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Trust to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

Submitted by:

Mark S. Ordan (Chairman)
Kenneth D. Brody

          Compensation Committee Interlocks and Insider Participation

  The Compensation Committee consists of Messrs. Brody and Ordan. Mr. Loeb served as the Chairman of the Compensation Committee until May 2000. There are no Compensation Committee interlocks and no Trust employees serve on the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

  The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Trust filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Trust specifically incorporates this Report by reference therein.

  During 2000, the Audit Committee of the Board of Trustees developed a charter for the Committee, which was approved by the full Board on May 3, 2000. The complete text of the charter, which reflects the standards set forth in the SEC regulations and the New York Stock Exchange rules, is reproduced in Appendix A to this proxy statement.

  The Committee meets as it deems necessary or appropriate to carry out its responsibilities. The Committee met four times during 2000. The Committee met with both management and the Trust's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees.

  With respect to the Trust's outside auditors, the Committee, among other things, discussed with Arthur Andersen LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

  On the basis of these reviews and discussions, the Committee recommended to the Board of Trustees that the Board approve the inclusion of the Trust's audited financial statements in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Submitted by:

Dennis L. Berman, Chairman
Kristin Gamble
Walter F. Loeb

                               Performance Graph

  The following performance graph compares the cumulative total shareholder return on the Trust's Shares with the cumulative return on the S&P 500 and the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT") for the five fiscal years commencing December 31, 1995 and ending December 31, 2000, assuming an investment of $100 and the reinvestment of all dividends. Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the NYSE, American Stock Exchange or the Nasdaq National Market. Stock performance for the past five years is not necessarily indicative of future results.

                Stock Price Performance Graph Appears Here

                                   FRT       NAREIT     S&P
                12/31/95           100       100        100
                12/31/96           128.32    135.27     122.96
                12/31/97           129.8     162.67     163.99
                12/31/98           128.02    134.2      210.86
                12/31/99           111.05    128        255.2
                12/31/2000         123.12    161.75     231.96

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Pursuant to the terms of stock option plans, from 1984 through 2000 officers and key employees have exercised options and paid for some of the Shares by issuance of notes to the Trust. Notes accepted pursuant to the 1983 or 1985 stock option plans are for a term extending to the employee's or officer's retirement date with interest payable quarterly at the annual rate that is the lesser of (1) the Trust's current borrowing rate or (2) the current indicated annual dividend rate on the Shares acquired pursuant to the option divided by the purchase price of such Shares. Notes accepted pursuant to the Amended Plan are for a period extending to the employee's or officer's retirement date with interest payable quarterly at the annual rate that is the lesser of (1) the Trust's borrowing rate on the date of exercise or (2) the indicated annual dividend rate on the date of exercise of the option divided by the purchase price of such Shares. The stock option notes are secured by the Shares, which will not be released until the notes are paid in full. Pursuant to the terms of a restricted stock agreement, Mr. Guttman borrowed $210,000, $105,000 of which was repaid in 1992. The remaining balance of $105,000 is payable on April 15, 2001, with no interest. The note is secured by 18,975 Shares.

  In 1991, the Trust accepted notes from Trust officers in connection with the 1991 Share Purchase Plan for $5,359,922. The current balance of the notes is $1,172,000. Up to 75% of the original principal balance of these loans may be forgiven by the Trust if certain conditions are met. In connection with the 1991 Share Purchase Plan, the Trust has loaned officers $929,000 with which to pay income taxes associated with the forgiveness. The interest rate on the share purchase loans and related tax loans is 9.39%. On January 1, 1994, the Trust lent Mr. Kaplan $1,000,000 to purchase 40,000 Shares. The current balance is $500,000 and he has been loaned $200,000 with which to pay income taxes associated with the forgiveness. Up to 75% of the original principal balance of the share purchase loan may be forgiven by the Trust if certain conditions are met. The interest rate on his share purchase loans and related tax loans is 6.24%.

  The Trust has loaned Mr. Guttman, Mr. Kaplan and Mr. Wood a total of $1,159,000, $241,000 and $73,000, respectively, with which to pay income taxes associated with the vesting of Shares pursuant to their Performance Awards, and has loaned Mr. Kaplan and Mr. Wood a total of $250,000 and $41,000, respectively, with which to pay income taxes associated with the vesting of Shares pursuant to their Service Awards. The interest rate on the loans to Mr. Guttman and Mr. Kaplan is 6.36%; the interest rate on the loans to Mr. Wood is 6.54%.

  The following table sets forth the indebtedness to the Trust of the officers as of March 23, 2001:

                                                            Maximum
                                                          Outstanding  Current
                                                            during     Balance
     Name                               Title                2000      of Notes
--------------------------------------------------------------------------------
  Steven J. Guttman......... Chairman of the Board and    $2,950,000  $3,422,000
                              Chief Executive Officer
  Nancy J. Herman........... Senior Vice President-          115,000     115,000
                              General Counsel and
                              Secretary
  Ron D. Kaplan............. Senior Vice President-        2,212,000   2,296,000
                              Capital Markets, Chief
                              Investment Officer
  Cecily A. Ward............ Vice President-Chief            114,000      96,000
                              Financial Officer and
                              Treasurer
  Donald C. Wood............ President and Chief              42,000     115,000
                              Operating Officer

  From time to time the Trustees may actively engage, on their own behalf and as agents for and advisors to others, in real estate transactions, including development and financing. The Trustees have agreed that they will not acquire an interest in any property which meets the investment criteria of the Trust without first offering the property to the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Trustees and executive officers of the Trust are required by Section 16(a) of the Exchange Act to file reports of initial ownership and changes of ownership of the Trust's Shares with the Securities and Exchange Commission and with the New York Stock Exchange. To the Trust's best knowledge, based solely on review of copies of such reports furnished to the Trust and written representations that no other reports were required, the required filings of all such Trustees and executive officers were filed timely.

                                   PROPOSAL 2

                            Approval of the Trust's
                         2001 Long-Term Incentive Plan

  The Trust's shareholders are being asked to approve the Trust's 2001 Long-Term Incentive Plan.

  Upon the recommendation of the Trust's Compensation Committee, the Board approved the 2001 Long-Term Incentive Plan on February 14, 2001, subject to approval from the shareholders at the Annual Meeting. The Board is asking the shareholders to approve the 2001 Long-Term Incentive Plan because it believes that approval of the plan is essential to the Trust's continued success. The purpose of the 2001 Long-Term Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other individuals by allowing them to acquire or increase their ownership interest in the Trust and to share in the future success of the Trust. In the judgment of the Board, an initial or increased grant under the 2001 Long-Term Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of shareholders by aligning the interests of 2001 Long-Term Incentive Plan participants more closely with those of the shareholders.

  There are 1,750,000 Shares reserved for issuance under the 2001 Long-Term Incentive Plan. No grants have been made under the 2001 Long-Term Incentive Plan. On March 23, 2001, the closing price of the Trust's Shares was $19.27 per Share. Because participation and the types of awards under the 2001 Long-Term Incentive Plan are subject to the discretion of the Board and the Compensation Committee, the benefits or amounts that will be received by any participant or group of participants if the 2001 Long-Term Incentive Plan is approved are not currently determinable.

Description of the Plan

  A description of the provisions of the 2001 Long-Term Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2001 Long-Term Incentive Plan, a copy of which is attached as Appendix B to this proxy statement.

  Administration. The 2001 Long-Term Incentive Plan is administered by the Compensation Committee of the Board of Trustees. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan.

  Shares to be Issued Under the Plan. The Shares to be issued under the 2001 Long-Term Incentive Plan consist of authorized but unissued Shares. If any Shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2001 Long-Term Incentive Plan. If the exercise price of any option granted under the 2001 Long-Term Incentive Plan is satisfied by tendering Shares to the Trust, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the 2001 Long-Term Incentive Plan.

  Eligibility. Awards may be made under the 2001 Long-Term Incentive Plan to any employee of, or service provider to, the Trust or any of its affiliates, including any such employee who is an officer or Trustee of the Trust or of any affiliate, to any outside Trustee and to any other individual whose participation in the plan is determined to be in the Trust's best interests by the Board.

  Amendment or Termination of the Plan. The Board may terminate or amend the plan at any time and for any reason. Amendments will be submitted for shareholder approval to the extent required by the Internal Revenue Code or other applicable laws. Generally, no amendment, suspension or termination of the plan shall, without the consent of the grantee, alter or impair rights or obligations under any award theretofore awarded under the plan.

  Options. The 2001 Long-Term Incentive Plan permits the granting of options to purchase Shares intended to qualify as incentive stock options under the Internal Revenue Code and options that do not qualify as incentive stock options.

  The exercise price of each option may not be less than 100% of the fair market value of the Shares on the date of grant. In the case of certain 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. An exception to these requirements is made for options that the Trust grants in substitution for options held by employees of companies that the Trust acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

  The term of each option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

  In general, an optionee may pay the exercise price of an option by cash, check, by tendering Shares (which, if acquired from the Trust, have been held by the optionee for at least six months), by a full recourse promissory note secured by the Shares, or by means of a broker-assisted cashless exercise.

  Options granted under the 2001 Long-Term Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Trust may permit limited transfers of nonqualified options for the benefit of immediate family members of grantees to help with estate planning.

  Outside Trustee Options. Under the 2001 Long-Term Incentive Plan, each outside Trustee is granted an option to purchase 2,500 Shares upon the continuation of his or her service as an outside Trustee after the date of the 2001 Annual Meeting of Shareholders. Outside Trustees receive additional grants of options to purchase 2,500 Shares each year thereafter that they continue in service with the Trust as outside Trustees. Outside Trustees may also elect to receive their retainer in cash or Shares or a combination of the two. When an outside Trustee receives all or a portion of his or her annual compensation from the Trust in Shares, the number of Shares granted is calculated by dividing the dollar amount of the retainer to be paid in Shares by the fair market value of a Share on the day before the payment is to be made. No fractional Shares will be issued.

  Other Awards. The Compensation Committee may also award:

  . restricted shares, which are shares subject to restrictions.

  . deferred shares, which are credited as deferred share units, but ultimately payable in the form of unrestricted shares in accordance with the participant's deferral election. These awards may be based on continuation of service and/or achievement of performance goals. The Compensation Committee may allow participants to elect to receive deferred share awards in lieu of compensation.

  . restricted share units, which are share units subject to restrictions.

  . unrestricted shares, which are shares at no cost or for a purchase price determined by the Compensation Committee, and which are free from any restrictions under the 2001 Long-Term Incentive Plan. Unrestricted shares may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

  . dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares.

  . share appreciation rights, which are rights to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the Shares underlying the right during a stated period specified by the Compensation Committee.

  . performance share awards, which are rights to acquire a number of Shares, subject to the attainment of specified performance goals.

  . performance and annual incentive awards, payable in Shares. The
    Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. If the Compensation Committee determines that an award to an individual who is covered under
    Section 162(m) of the Internal Revenue Code, or whom the Compensation Committee designates as likely to be covered in the future, should comply with the requirement that payments to such employee qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee will administer the award in compliance with
    Section 162(m).

  . share purchase awards, which may be granted alone or in conjunction with any other awards. These awards consist of a right to purchase Shares and to pay for such Shares either in cash or through a purchase loan, or a combination of both, in the Compensation Committee's sole discretion. Purchase loans are provided at the discretion of the Compensation Committee. The Compensation Committee will determine the amount of each purchase loan. Loans must be used exclusively for the purpose of purchasing Shares from the Trust. The Compensation Committee may, in its full discretion, forgive the balance due on any purchase loan.

  Effect of Certain Corporate Transactions. Certain change of control transactions involving the Trust, such as a sale of the Trust, may cause awards granted under the 2001 Long-Term Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction. Moreover, except as otherwise provided in an award agreement, if a grantee experiences an involuntary termination not for cause within one year following a change of control, the grantee's award shall become fully vested, and any purchase loan in connection with a share purchase award shall be forgiven (except as may be otherwise provided in the award agreement), upon the involuntary termination. Options granted to outside Trustees become fully vested upon a change of control, even if the Trustee continues in service with the Trust following the change of control.

  Effect of Termination for Cause. Unless the award agreement provides otherwise, termination for cause will result in the grantee's forfeiture of all awards that are not vested as of the date of termination. Any purchase loan or tax loan in connection with a share purchase award shall become due and payable immediately upon termination.

  Adjustments for Share Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of Shares available for issuance under the 2001 Long-Term Incentive Plan, including the individual limitations on awards, to reflect share dividends, share splits and other similar events.

  Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Federal Realty Investment Trust to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 2001 Long-Term Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

  To qualify as performance-based:

  1. the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

  2. the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more trustees who qualify as outside directors for purposes of the exception;

  3. the material terms under which the compensation is to be paid must be disclosed to and subsequently approved in a separate vote by shareholders of the Trust before payment is made; and

  4. the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

  In the case of compensation attributable to options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the shares after the date of grant.

  One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

  . total shareholder return;

  . total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or a REIT Index;

  . net earnings;

  . pretax profits;

  . earnings before interest expense, taxes, depreciation and amortization;

  . pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

  . operating margin;

  . earnings per share;

  . return on capital;

  . return on investment;

  . operating earnings;

  . working capital;

  . ratio of debt to shareholders' equity;

  . revenue;

  . funds from operations;

  . share price;

  . dividends;

  . market share or market penetration;

  . attainment of acquisition, disposition, financing, refinancing, or capitalization goals;

  . value creation in the form of an increase in the net asset value of a real estate development or redevelopment project; and

  . attainment of leasing goals.

  Under the Internal Revenue Code, a trustee is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

  The maximum number of Shares subject to awards (other than dividend equivalent rights) that can be awarded under the 2001 Long-Term Incentive Plan to any person (other than the chief executive officer of the Trust) is 250,000 per year. The maximum number of Shares subject to awards (other than dividend equivalent rights) that can be awarded under the 2001 Long-Term Incentive Plan to the chief executive officer of the Trust is 500,000 per year. The maximum number of Shares that can be awarded with respect to dividend equivalent rights under the 2001 Long-Term Incentive Plan to any person (other than the chief executive officer of the Trust) is 250,000 per year. The maximum number of Shares that can be awarded with respect to dividend equivalent rights under the 2001 Long-Term Incentive Plan to the chief executive officer of the Trust is 500,000 per year.

Federal Income Tax Consequences

  Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Trust. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of Shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Trust will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

  For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Trust or a Trust subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

  If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Shares in an amount generally equal to the excess of the fair market value of the Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Trust will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Trust's compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

  Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Trust. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Shares (generally, the amount paid for the Shares plus the amount treated as ordinary income at the time the option was exercised).

  If the Trust complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Trust will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  A grantee who has transferred a non-qualified option to a family member by gift will realize taxable income at the time the non-qualified option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the Shares will be the fair market value of the Shares on the date the option is exercised. The transfer of vested non-qualified options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the Shares acquired on exercise of the transferred options will be includible in the grantee's estate for estate tax purposes.

  Restricted Shares. A grantee who is awarded restricted shares will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Deferred Shares. There are no immediate tax consequences of receiving an award of deferred shares under the 2001 Long-Term Incentive Plan. A grantee who is awarded deferred shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Restricted Share Units. There are no immediate tax consequences of receiving an award of restricted share units under the 2001 Long-Term Incentive Plan. A grantee who is awarded restricted share units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Unrestricted Shares. Participants who are awarded unrestricted shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income equal to the amount distributed to the grantee pursuant to the award. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Share Appreciation Rights. There are no immediate tax consequences of receiving an award of share appreciation rights under the 2001 Long-Term Incentive Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. If the Trust complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Trust will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the 2001 Long-Term Incentive Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

  Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for the Trust or for the grantee. The payment of the award is taxable to the grantee as ordinary income. If the Trust complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Trust will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  Share Purchase Awards. Grantees who are awarded share purchase awards will not be required to recognize any income upon the grant of the award or upon the purchase of shares under a share purchase award; provided, that the participant pays to the Trust the aggregate fair market value of the shares underlying the share purchase award. If a share purchase loan and/or a tax loan is forgiven in connection with a share purchase award, the grantee will be required to recognize cancellation of indebtedness income. The Trust generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income if the Trust complies with applicable reporting requirements.

  Share Purchase Loans and Tax Loans. The extension of a share purchase loan or tax loan by the Trust to a grantee will generally have no tax consequences for the Trust or for the grantee; provided that the loan provides for payment of interest by the grantee at the applicable federal rate.

Required Vote

  The affirmative vote of a majority of votes cast at the meeting, in person or by proxy, is required for the approval of the 2001 Long-Term Incentive Plan.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP has been selected as independent public accountants for the Trust for the current year, and examined the Trust's financial statements for the year ended December 31, 2000. On May 5, 1999, Grant Thornton LLP was dismissed and Arthur Andersen LLP was engaged as the Trust's principal independent public accountants. The decision to change accountants was approved by the Board of Trustees upon the recommendation of the Audit Committee. The reports of Grant Thornton LLP on the financial statements of the Trust for the years ended December 31, 1997 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 1997 and 1998 and the subsequent interim period through May 5, 1999, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference thereto in their reports on the financial statements for those years. During the Trust's fiscal years ended December 31, 1997 and 1998 and the subsequent interim period through May 5, 1999, Arthur Andersen LLP was not engaged as an independent accountant to audit the Trust's financial statements, nor was it consulted regarding the application of the Trust's accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements.

  During fiscal year 2000, the Trust retained Arthur Andersen LLP to provide services in the following categories and amounts:

           Audit Fees........................ $202,350
           Financial Information Systems
            Design and Implementation Fees... $ 58,800
           All Other Fees.................... $257,929

  The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining auditor independence.

  A representative of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from shareholders.

                                 ANNUAL REPORT

  A copy of the Trust's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be mailed without charge to shareholders upon request. Requests should be addressed to the Trust, 1626 East Jefferson Street, Rockville, Maryland 20852, Attention:
Mr. Andrew Blocher, Vice President--Investor Relations and Finance. The Form 10-K includes certain exhibits, which will be provided only upon payment of a fee covering the Trust's reasonable expenses for copying and mailing.

        SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

  The cost of this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, Trust officials may solicit proxies in person and by telephone or facsimile, and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Shares.

  Proposals of shareholders intended to be presented at the 2002 Annual Meeting, including nominations for persons for election to the Board of Trustees, must be received by the Trust no later than November 26, 2001 to be considered for inclusion in the Trust's proxy statement and form of proxy relating to such meeting.

  The Trustees know of no other business to be presented at the Annual Meeting. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their discretion.

  You are urged to complete, sign, date and return your proxy promptly to make certain your Shares will be voted at the Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States. If you prefer, you may vote either by telephone (1-800-PROXIES) or on the Internet (www.voteproxy.com) by following the instructions on your proxy card.

                                          For the Trustees,

                                          /s/ NANCY J. HERMAN

                                          Nancy J. Herman
                                          Senior Vice President--General
                                          Counsel and Secretary

          YOUR PROXY IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
                            PLEASE SUBMIT IT TODAY.

                                                                      Appendix A

                            AUDIT COMMITTEE CHARTER
                        FEDERAL REALTY INVESTMENT TRUST
                                  May 3, 2000

Purpose:

   The primary function of the audit committee (the "Committee") is to assist the Board of Trustees ("the Board") in fulfilling its oversight responsibilities by reviewing the financial information which is provided to shareholders and others, the systems of internal controls which management has established and the audit process. The Committee will maintain free and open communication between the Board, the independent public accountants, the financial management and other employees of the Trust, recognizing that the independent auditors are ultimately accountable to the Board and the Committee.

Composition:

   The Committee shall be comprised of three or more independent trustees, who possess the requisite knowledge and experience to fulfill their duties. All three members must be financially literate and at least one member must also have accounting or related financial management expertise. The chairman will be the senior member of the committee, consistent with the Trust's practice of rotating committee memberships on an annual basis.

Meetings:

   The committee shall meet quarterly and at such other times as it deems appropriate, in order to ensure timely, periodic review of the Trust's financial results, changes in accounting principles, if any, accounting treatment of significant transactions and related disclosures prior to filings with the SEC.

Responsibilities:

   In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions. In carrying out these responsibilities, the audit committee will:

  - Review and recommend to the Trustees the independent public accountants, approve the compensation to the independent public accountants, and review and discharge the independent public accountants.

  - Review the annual written statement from the independent public accountants delineating all relationships between the accountants and the Trust, and discuss any relationships which may impact the objectivity and independence of the accountants in order to ensure the continuing objectivity and independence of the accountants.

  - Meet with the independent public accountants and financial management of the Trust to review the scope of the annual audit and the audit procedures to be utilized and at the conclusion of the audit, review such audit, including any comments or recommendations of the independent public accountants.

  - Review with the independent public accountants and the Trust's financial management the adequacy and effectiveness of the accounting and financial controls, focusing on areas where new or more detailed controls or procedures are desirable. Review the annual management recommendation letter prepared by the independent public accountants and management's responses to such letter.

  - Review with management and the independent public accountants significant risks or exposures and assess steps management has taken to minimize such risks to the Trust.

  - Review the quarterly and annual financial results with management and the independent auditors, prior to any interim or year-end filings, including:

    . Any material accounting issues identified by management or the independent public accountants.

    . The independent public accountant's evaluation of the quality, disclosure and content of the financial statements.

    .  Any changes in accounting principles.

    .  Any related party transactions.

    . Other matters required to be communicated by the independent public accountants to the Committee under generally accepted auditing standards.

  -  Annually, review and amend, if needed, the Audit Committee Charter.

Reports:

  - Annually, or more often as deemed necessary, report to the entire Board on the activities and findings of the Committee.

  - Prepare the annual report of the Committee's oversight responsibilities for inclusion in the Trust's annual proxy statement.

  - Review and approve the Trust's certification to the New York Stock Exchange concerning the meetings, membership requirements and charter of the Committee.

  - Review the Trust's proxy statement disclosure concerning the independence of the members and the charter of the Committee.

                                                                      Appendix B

                        FEDERAL REALTY INVESTMENT TRUST
                         2001 LONG-TERM INCENTIVE PLAN

  Federal Realty Investment Trust, a Maryland real estate investment trust (the "Trust"), sets forth herein the terms of the Trust's 2001 Long-Term Incentive Plan (the "Plan").

1. PURPOSE

  The purpose of the Plan is to enhance the Trust's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Trust and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Trust, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Trust and with other financial incentives. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted shares, restricted share units, deferred share awards, unrestricted share awards, performance share awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Share options granted under the Plan may be non-qualified share options or incentive share options, as provided herein.

2. DEFINITIONS

  For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

  2.1 "Acceptance Date" means the date, no later than the twentieth (20th) Business Day after the offer date, on which a Grantee accepts an offer to purchase Shares made pursuant to a Share Purchase Award.

  2.2 "Affiliate" means, with respect to the Trust, any company or other trade or business that controls, is controlled by or is under common control with the Trust within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

  2.3 "Annual Incentive Award" means a conditional right granted to a Grantee under Section 20.3.2 hereof to receive Shares or another Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

  2.4 "Annual Retainer" means the total amount which is determined each year by the Board to be payable to each Outside Trustee for services during such year as an Outside Trustee and as a member of a committee or committees of the Board.

  2.5 "Annual Retainer Payment Date" means July 1 or any other date determined each year by the Board as the date on which the Annual Retainer for such year shall be paid.

  2.6 "Award" means a grant of an Option, Share Appreciation Rights, Restricted Shares, Restricted Share Unit, Deferred Shares, Share Purchase Award, Unrestricted Shares, Performance Shares, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

  2.7 "Award Agreement" means the written agreement between the Trust and a Grantee that evidences and sets out the terms and conditions of an Award.

  2.8 "Beneficial Ownership" means ownership within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

  2.9 "Benefit Arrangement" shall have the meaning set forth in Section 21 hereof.

  2.10 "Board" means the Board of Trustees of the Trust.

  2.11 "Business Day" means any day on which the New York Stock Exchange is open for trading.

  2.12 "Cause" means, as determined by the Board and unless otherwise provided in an applicable employment or other agreement with the Trust or an Affiliate,
Grantee's: (i) failure (other than failure due to disability) to substantially perform his duties with the Trust or an Affiliate, which failure remains uncured after written notice thereof and the expiration of a reasonable period of time thereafter in which the Grantee is diligently pursuing cure; (ii) willful misconduct which is demonstrably injurious to the Trust or an Affiliate, monetarily or otherwise; (iii) breach of fiduciary duty involving personal profit; or (iv) willful violation in the course of performing his duties for the Trust of any law, rule or regulation (other than traffic violations or misdemeanor offenses).

  2.13 "Change in Control" means any of the events set forth below; provided, however, that the Committee, in its sole discretion, may specify a different definition of Change in Control in any Award Agreement and, in such event, the definition of Change in Control set forth in the Award Agreement shall apply to the Award granted under such Award Agreement:

  (a) An acquisition in one or more transactions (other than directly from the Trust or pursuant to options granted under this Plan or otherwise by the Trust) of any Trust Voting Securities by any Person immediately after which such Person has Beneficial Ownership of 20% or more of the combined voting power of the then outstanding Trust Voting Securities; provided, however, in determining whether a Change in Control has occurred, Trust Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Trust or (y) a Subsidiary, (ii) the Trust or any Subsidiary, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

  (b) The individuals who, as of the date of this Plan, are members of the Trustees (the "Incumbent Trustees"), cease for any reason to constitute at least two-thirds of the Trustees; provided, however, that if the election, or nomination for election by the Trust's shareholders, of any new member was approved by a vote of at least two-thirds of the Incumbent Trustees, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Trustees; provided, further, however, that no individual shall be considered a member of the Incumbent Trustees if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Trustees (a "Proxy Contest"), including, without limitation, by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

  (c) Approval by shareholders of the Trust of

    (1) A merger, consolidation or other reorganization involving the Trust, unless:

      (i) the shareholders of the Trust, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or other reorganization, at least a majority of the combined voting power of the outstanding voting securities of the Person resulting from such merger, consolidation or other reorganization (the "Surviving Person") in substantially the same proportion as their ownership of the Trust Voting Securities immediately before such merger, consolidation or other reorganization,

      (ii) the individuals who were members of the Incumbent Trustees immediately prior to the execution of the agreement providing for such merger, consolidation or other reorganization constitute at least two-thirds of the members of the governing board of the Surviving Person,

      (iii) no Person (other than the Trust or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Trust or any Subsidiary, or any Person which, immediately prior to such merger, consolidation, or other reorganization had Beneficial Ownership of 20% or more of the then outstanding Trust Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Person's then outstanding voting securities, and

    A transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction,"

    (2) A complete liquidation or dissolution of the Trust; or

    (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Trust to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Trust Voting Securities as a result of the acquisition of Trust Voting Securities by the Trust which, by reducing the number of Trust Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Trust Voting Securities by the Trust, and after such share acquisition by the Trust, the Subject Person becomes the Beneficial Owner of any additional Trust Voting Securities which increases the percentage of the then outstanding Trust Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (ii) if the Trust (a) establishes a wholly-owned subsidiary ("Holding Company"), (b) causes the Holding Company to establish a wholly-owned subsidiary ("Merger Sub"), and (c) merges with Merger Sub, with the Trust as the surviving entity (such transactions collectively are referred as the "Reorganization"). Immediately following the completion of the Reorganization, all references to the Trust Voting Securities shall be deemed to refer to the voting securities of the Holding Company.

  2.14 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

  2.15 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board; provided, that, if the Committee consists of less than the entire Board, each member shall be a "Non-Employee Director" within the meaning of Exchange Act Rule 16b-3 and to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

  2.16 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

  2.17 "Deferred Shares" means a right, granted to a Grantee under Section 14 hereof, to receive Shares, cash or a combination thereof at the end of a specified deferral period.

  2.18 "Disability" means any physical or mental injury or disease which renders a Grantee incapable of meeting the requirements of the employment performed by such Grantee immediately prior to the commencement of such disability. The determination of whether a Grantee is disabled shall be made by the Committee in its sole discretion. Notwithstanding the foregoing, if a Grantee's employment by the Trust terminates by reason of a disability, as defined in an employment or other agreement between such Grantee and the Trust, such Grantee shall be deemed to be disabled for purposes of the Plan.

  2.19 "Dividend Equivalent" means a right, granted to a Grantee under Section 18 hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

  2.20 "Effective Date" means the date on which the Plan is approved by the Board.

  2.21 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

  2.22 "Fair Market Value" means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares are reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Shares as determined by the Board in good faith.

  2.23 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

  2.24 "Good Reason" means, as determined by the Board and unless otherwise provided in an applicable employment or other agreement between the Grantee and the Trust or an Affiliate, without the Grantee's consent: (i) a material reduction in the Grantee's responsibilities, duties, authority, or title, (ii) the transfer of the Grantee to a place of employment that is more than sixty
(60) miles from the Grantee's current place of employment, or (iii) a material reduction in the Grantee's salary.

  2.25 "Grant Date" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award,
(ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

  2.26 "Grantee" means a person who receives or holds an Award under the Plan.

  2.27 "Incentive Share Option" means an "incentive share option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

  2.28 "Interest" means the amount of interest accrued on a Purchase Loan or a Tax Loan made to a Grantee during the relevant period. Interest on a Purchase Loan or a Tax Loan shall accrue at a fixed rate per annum equal to the lesser of (a) the Trust's borrowing rate and (b) the amount of cash dividend paid on one Share for the calendar year preceding the Acceptance Date divided by the Share price, or such other interest rate as the Committee, in its sole discretion, determines. The interest rate for a Tax Loan shall be identical to the interest rate charged on the related Purchase Loan. In no event, however, shall such rates be greater than the maximum rate chargeable to consumers under the usury laws of the State of Maryland.

  2.29 "Involuntary Termination" means a termination of the Grantee's Service by the Trust or its successor other than for Cause or a termination of the Grantee's Service by the Grantee for Good Reason.

  2.30 "Non-qualified Share Option" means an Option that is not an Incentive Share Option.

  2.31 "Option" means an Incentive Share Option or Non-qualified Share Option to purchase one or more Shares pursuant to the Plan.

  2.32 "Option Price" means the purchase price for each Share subject to an Option.

  2.33 "Other Agreement" shall have the meaning set forth in Section 21 hereof.

  2.34 "Outside Trustee" means a member of the Board who is not an officer or employee of the Trust.

  2.35 "Performance Award" means a conditional right granted to a Grantee under
Section 20.3 hereof to receive Shares or another Award after the end of a period of up to 15 years.

  2.36 "Performance Share Award" means an Award granted pursuant to Section 17.

  2.37 "Person" means "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, firm, corporation, partnership, joint venture, association, trust or other entity, or any group of Persons.

  2.38 "Plan" means this Federal Realty Investment Trust 2001 Long-Term Incentive Plan.

  2.39 "Purchase Loan" means the loan provided to a Grantee by the Trust to facilitate the Grantee's purchase of Shares pursuant to a Share Purchase Award.

  2.40 "Purchase Loan Term" means the period for repayment and satisfaction of a Purchase Loan.

  2.41 "Reporting Person" means a person who is required to file reports under
Section 16(a) of the Exchange Act.

  2.42 "Restricted Period" means the period during which Restricted Shares or Restricted Share Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

  2.43 "Restricted Shares" means Shares, awarded to a Grantee pursuant to
Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

  2.44 "Restricted Share Unit" means a unit awarded to a Grantee pursuant to
Section 13 hereof, which represents a conditional right to receive a Share in the future, and which is subject to restrictions and to a risk of forfeiture.

  2.45 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

  2.46 "Service" means service as an employee, officer, trustee or other Service Provider of the Trust or an Affiliate. A change in a Grantee's duties or position shall not constitute a termination of Service; provided, that, the change of a Grantee's status from an employee to a Service Provider shall result in a termination of Service unless the Board determines otherwise by so providing in the applicable Award Agreement or by making such a determination at the time the Grantee's status changes. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

  2.47 "Service Provider" means a consultant or adviser to the Trust, a manager of the Trust's properties or affairs, or other similar service provider or Affiliate, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

  2.48 "Share" means the common shares of beneficial interest, par value $.01, of the Trust.

  2.49 "Share Appreciation Right" or "SAR" means a right granted to a Grantee under Section 12 hereof.

  2.50 "Share Purchase Award" means an Award, granted in accordance with
Section 15, of the right to acquire Shares.

  2.51 "Share Purchase Award Price" means the number of Shares in a Grantee's Share Purchase Award multiplied by the Share price.

  2.52 "Subsidiary" means any "subsidiary corporation" of the Trust within the meaning of Section 424(f) of the Code.

  2.53 "Tax Loan" means a loan (or loans) offered to and accepted by a Grantee to offset all or a portion of federal and state taxes that a Grantee incurs as a result of the Trust's forgiveness of his Purchase Loan.

  2.54 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

  2.55 "Trust" means Federal Realty Investment Trust.

  2.56 "Trust Voting Securities" means the combined voting power of all outstanding voting securities of the Trust entitled to vote generally in the election of the Trustees.

  2.57 "Unrestricted Share Award" means an Award granted pursuant to Section 16 hereof.

3. ADMINISTRATION OF THE PLAN

  3.1. Board.

  The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Trust's declaration of trust and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Trust's declaration of trust and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or to an executive officer of the Trust who is a member of the Board, or to a Committee as provided in
Section 3.2.

  3.2. Committee.

  The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the declaration of trust and by-laws of the Trust and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Trust who is a member of the Board.

  3.3. Terms of Awards.

  Subject to the other terms and conditions of the Plan, the Board shall have full and final authority:

  (i) to designate Grantees,

  (ii) to determine the type or types of Awards to be made to a Grantee,

  (iii) to determine the number of Shares to be subject to an Award,

  (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options),

  (v) to prescribe the form of each Award Agreement evidencing an Award,

  (vi) to amend, modify, or supplement the terms of any outstanding Award,

  (vii) in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom, and

  (viii) to the extent that the Board in its sole discretion deems it necessary or desirable, to lend money to a Grantee for purposes of (a) exercising his or her rights under an Award hereunder or (b) paying any income tax liability related to an Award; provided, however, that Non-Employee Trustees shall not be eligible to receive such loans. Such a loan shall be evidenced by a promissory note payable to the order of the Trust executed by the Grantee and containing such other terms and conditions as the Board may deem desirable.

  As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Trust any Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Trust, any Affiliate, or any business entity to be acquired by the Trust or an Affiliate. The Trust may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Trust or any Affiliate thereof or any confidentiality obligation with respect to the Trust or any Affiliate thereof or otherwise in competition with the Trust or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Trust may annul an Award if the Grantee is an employee of the Trust or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award under the Plan shall be contingent on the Grantee executing the applicable Award Agreement.

  3.4. No Liability.

  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4. SHARES SUBJECT TO THE PLAN

  Subject to adjustment as provided in Section 24 hereof, the number of Shares available for issuance under the Plan shall be One Million Seven Hundred Fifty Thousand (1,750,000). Shares issued or to be issued under the Plan shall be authorized but unissued shares. If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Trust (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

5. EFFECTIVE DATE AND TERM OF THE PLAN

  5.1. Effective Date.

  The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Trust's shareholders within one year of the Effective Date. Upon approval of the Plan by the shareholders of the Trust as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Trust had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

  5.2. Term.

  The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 23.

6. AWARD ELIGIBILITY

  6.1. Trust or Subsidiary Employees; Service Providers; Other Persons.

  Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Trust or of any Affiliate, including any such employee or Service Provider who is an officer or trustee of the Trust, or of any Affiliate, as the Board shall determine and designate from time to time,
(ii) any Outside Trustee, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Trust by the Board.

  6.2. Successive Awards.

  An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

7. LIMITATIONS ON GRANTS

  7.1. Limitation on Shares Subject to Awards.

  During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act, (i) no Grantee (other than the Chief Executive Officer of the Trust) may be granted Awards (other than Dividend Equivalent Rights) in the aggregate in respect of more than 250,000 Shares per calendar year, (ii) the Chief Executive Officer of the Trust may not be granted Awards (other than Dividend Equivalent Rights) in the aggregate in respect of more than 500,000 Shares per calendar year, (iii) no Grantee (other than the Chief Executive Officer of the Trust) may be granted Dividend Equivalent Rights with respect to more than 250,000 Shares per calendar year, and (iv) the Chief Executive Officer of the Trust may not be granted Dividend Equivalent Rights with respect to more than 500,000 Shares per calendar year. The preceding limitations in this Section 7.1 are subject to adjustment as provided in
Section 24 hereof.

  7.2. Limitations on Incentive Share Options.

  An Option shall constitute an Incentive Share Option only (i) if the Grantee of such Option is an employee of the Trust or any Subsidiary of the Trust; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. AWARD AGREEMENT

  Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Trust and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such Options shall be deemed Non-qualified Share Options.

9. OPTION PRICE

  The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be at least the aggregate Fair Market Value on the Grant Date of the Shares subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Share Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Trust's outstanding Shares), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than the greater of the par value of a Share or 110 percent of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

10. VESTING, TERM AND EXERCISE OF OPTIONS

  10.1. Vesting.

  Subject to Sections 10.2 and 24.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
Section 10.1, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Trust's right of repurchase with respect to unvested Shares.

  10.2. Term.

  Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Share Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Shares), an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five years from its Grant Date.

  10.3. Acceleration.

  Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Trust as provided in Section 5.1 hereof.

  10.4. Termination of Service.

  Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

  10.5. Limitations on Exercise of Option.

  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Trust as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 24 hereof which results in termination of the Option.

  10.6. Method of Exercise.

  An Option that is exercisable may be exercised by the Grantee's delivery to the Trust of written notice of exercise on any Business Day, at the Trust's principal executive office, addressed to the attention of the Secretary of the Trust or the Chief Financial Officer of the Trust. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price, in accordance with
Section 10.7, of the Shares for which the Option is being exercised. The minimum number of Shares with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 Shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of Shares available for purchase under the Option at the time of exercise.

  10.7. Form of Payment.

  Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Trust; (ii) through the tender to the Trust of Shares, which Shares, if acquired from the Trust, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) if authorized by the Committee in the Award Agreement, a full recourse promissory note secured by the Shares or (iv) by a combination of the methods described in (i), (ii), and (iii). Notwithstanding the foregoing, unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the Shares for which the Option is exercised be delivered to a licensed broker acceptable to the Trust as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Trust cash (or cash equivalents acceptable to the Trust) equal to the Option Price for the Shares purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Trust may in its judgment be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

  10.8. Rights of Holders of Options.

  Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 24 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  10.9. Delivery of Share Certificates.

  Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a share certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

11. TRANSFERABILITY OF OPTIONS

  11.1. Transferability of Options.

  Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  11.2. Family Transfers.

  If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this
Section 11.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 10.4.

12. SHARE APPRECIATION RIGHTS

  The Board is authorized to grant SARs to Grantees on the following terms and conditions:

  12.1. Right to Payment.

  A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a Share on the date of grant except as provided in Section 20.1.

  12.2. Other Terms.

  The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

13. RESTRICTED SHARES

  13.1. Grant of Restricted Shares or Restricted Share Units.

  The Board may from time to time grant Restricted Shares or Restricted Share Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine. To the extent that the Board determines that the vesting of a Restricted Share Award shall be subject to the satisfaction of performance criteria, the Award may be designated by the Board as a Performance Award in accordance with
Section 20.3.

  13.2. Restrictions.

  At the time a grant of Restricted Shares or Restricted Share Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares or Restricted Share Units. Each Award of Restricted Shares or Restricted Share Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Shares or Restricted Share Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Restricted Share Units in accordance with Section 20.3.1 and 20.3.2. Neither Restricted Shares nor Restricted Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares or Restricted Share Units.

  13.3. Restricted Share Certificates.

  The Trust shall issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either
(i) the Secretary of the Trust or the Chief Financial Officer of the Trust shall hold such certificates for the Grantee's benefit until such time as the Restricted Shares are forfeited to the Trust or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

  13.4. Rights of Holders of Restricted Shares.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. The Board may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  13.5. Rights of Holders of Restricted Share Units.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Share Units shall have no rights as shareholders of the Trust. The Board may provide in an Award Agreement evidencing a grant of Restricted Share Units that the holder of such Restricted Share Units shall be entitled to receive, upon the Trust's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

  13.6. Termination of Service.

  Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Shares or Restricted Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Restricted Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Restricted Share Units.

  13.7. Delivery of Shares and Payment Therefor.

  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Shares or Restricted Share Units shall lapse, and a share certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14. DEFERRED SHARE AWARDS

  14.1. Nature of Deferred Share Awards.

  A Deferred Share Award is an Award of phantom share units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing Service and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Share Award, to the extent vested, shall be paid to the Grantee in the form of Shares.

  14.2. Election to Receive Deferred Share Awards in Lieu of Compensation.

  The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Share Award otherwise due to such Grantee in the form of a Deferred Share Award. Any such election shall be made in writing and shall be delivered to the Trust no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

  14.3. Rights as a Shareholder.

  During the deferral period, a Grantee shall have no rights as a Shareholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom share units underlying his Deferred Share Award, subject to such terms and conditions as the Board may determine.

  14.4. Restrictions on Transfer.

  A Deferred Share Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

  14.5. Termination.

  Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's right in all Deferred Share Awards that have not vested shall automatically terminate upon the Grantee's termination of Service for any reason.

15. SHARE PURCHASE AWARD

  15.1. Grant of Share Purchase Award.

  The Committee, in its sole discretion, may grant Share Purchase Awards to Grantees either alone or in addition to other Awards granted under the Plan. A Share Purchase Award shall consist of the right to purchase Shares of the Trust and to pay for such Shares either in cash or through a Purchase Loan or a combination of both, in the Committee's sole discretion. A Grantee shall have until 5:00 P.M. on the twentieth (20th) Business Day following his offer date to accept a Share Purchase Award and sign an Award Agreement relating to the Share Purchase Award.

  15.2. Terms of Purchase Loans and Tax Loans.

  (a) Purchase Loan. The Trust shall provide to each Grantee who accepts a Share Purchase Award a Purchase Loan in the principal amount equal to the portion of the Share Purchase Award Price designated by the Committee as not payable in cash. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be such period of time as may be determined by the Committee, in its sole discretion, but, payable in full upon termination of Service subject to the terms of this Section 15, and the proceeds of the Purchase Loan shall be used exclusively by the Grantee for payment of the Share Purchase Award Price.

      (i) Interest on Purchase Loan. From the Acceptance Date until the Grantee's Purchase Loan is forgiven, paid in full or otherwise satisfied in full, Interest on the outstanding balance of the Purchase Loan shall accrue and be payable quarterly in arrears on each date of payment of a cash dividend on the Shares purchased by the Grantee pursuant to a Share Purchase Award. If no quarterly cash dividend is paid on the Shares for a quarter, Interest shall accrue (without any interest thereon) on the last day of the quarter, and shall be satisfied from future cash dividends paid on such Shares as provided for in Section 15.3(b) hereof. Any accrued but unpaid Interest on a Purchase Loan shall be due on the last day of the Purchase Loan Term.

      (ii) Forgiveness of Purchase Loan. Subject to Section 15.2(a)(iii), the Committee shall have the right, in its sole discretion, at the offer date, to determine (i) the extent to which the Trust shall forgive the repayment of all or a portion of a Purchase Loan and (ii) the terms of such forgiveness. To the extent necessary for the forgiveness of a Purchase Loan intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Purchase Loan shall be such that forgiveness of the Purchase Loan is contingent upon the attainment of specified performance goals within the Award Period, as provided for in Section 20.3, and such Purchase Loan shall be treated as a Performance Award for purposes of Section 20.3.

      (iii) Effect of a Change in Control. Unless otherwise provided in the Award Agreement, in the event of a Change in Control and if the Grantee experiences an Involuntary Termination within one year following the consummation of the Change in Control, the outstanding balance and Interest due on any Purchase Loan will be completely forgiven as of the date of the Grantee's Involuntary Termination.

  (b) Tax Loan. In order to provide a Grantee cash to fulfill federal, state and local tax obligations arising as a result of the forgiveness of a Purchase Loan, the Committee may, in its sole discretion, offer a Tax Loan to a Grantee subject to such terms as the Committee, in its sole discretion, determines. The Tax Loan shall be prepayable, in whole or in part, at any time and from time to time, without penalty.

      (i) Interest on Tax Loan. Each Tax Loan shall bear Interest at a rate identical to the rate of Interest charged on the Grantee's Purchase Loan and shall be evidenced by a promissory note. Interest on each Tax Loan, or any balance thereof, shall accrue and be payable quarterly in arrears on the same date and in the same manner as Interest on a Purchase Loan, as provided in Sections 15.2(a)(i) and 15.3(b) of the Plan, until such Tax Loan is paid in full.

  15.3. Security for Loans.

  (a) Stock Power. Purchase Loans and Tax Loans granted to Grantees shall be secured by a pledge of the Shares acquired with a Purchase Loan pursuant to a Share Purchase Award. Except as the Committee may otherwise determine, such loans shall be full recourse with respect to a Grantee. The share certificates for the Shares purchased by a Grantee under the Plan shall be issued in the Grantee's name, but shall be held as security for repayment of the Grantee's Purchase Loan and/or any Tax Loan by the Chief Financial Officer of the Trust (or for a Share Purchase Award made to the Chief Financial Officer, by the Chief Executive Officer) together with a stock power executed in blank by the Grantee (the execution and delivery of which by the Grantee shall be a condition to the issuance of the Share Purchase Award). During the Purchase Loan Term, the Grantee shall be entitled to exercise all rights applicable to such Shares, including, without limitation, the right to vote such Shares and, subject to Section 15.3(b), the right to receive dividends paid on such Shares. When the Purchase Loan and any accrued but unpaid Interest thereon has been repaid or otherwise satisfied in full, the Chief Financial Officer (or Chief Executive Officer, as the case may be) shall deliver to the Grantee the share certificates for the Shares purchased by a Grantee under the Plan, other than the Shares, if any, retained as collateral for the Tax Loan under Section 15.3(c), provided the Grantee executes and delivers to the Chief Financial Officer (or Chief Executive Officer, as the case may be) a substitute stock power for any share certificates representing the portion of the Share Purchase Award retained by the Trust to secure repayment of any Tax Loan and any accrued but unpaid Interest thereon, as provided for in Section 15.3(c) of this Plan.

  (b) Assignment of Dividends. To secure repayment of the Grantee's Purchase Loan, Tax Loan and Interest, each Grantee shall also execute an assignment to the Trust of all cash dividends paid on the Shares purchased by the Grantee with a Purchase Loan pursuant to a Share Purchase Award. The Trust shall deduct from each cash dividend paid by the Trust on such Shares an amount equal to the Interest due to the Trust for that quarter on the Grantee's Purchase Loan, and Tax Loan, if any, and shall also deduct accrued but unpaid Interest on the Purchase and Tax Loan, such deductions to be made in the following order: (i) first to satisfy the Interest due on the Purchase Loan for that quarter, (ii) second to satisfy the Interest due on the Tax Loan for that quarter, (iii) third to satisfy any accrued but unpaid Interest on the Purchase Loan, and (iv) fourth to satisfy any accrued but unpaid Interest on the Tax Loan. To the extent that the cash dividend exceeds the total of the foregoing subsections
(i) through (iv), the Trust shall distribute the remainder of the dividend to the Grantee. In the event the Interest due on the Grantee's Purchase Loan and Tax Loan is greater than the cash dividend paid that quarter on such Shares (or if the dividend is insufficient to repay accrued but unpaid Interest from previous quarters), such unpaid Interest shall accrue and be payable in each succeeding quarter and then in accordance with Section 15.2(a)(i) (in the case of the Purchase Loan), Section 15.2 (b)(i) (in the case of the Tax Loan) and this Section 15.3.

  (c) Release and Delivery of Share Certificates at End of Purchase Loan Term. The Trust shall release and deliver to each Grantee certificates for the Shares purchased by the Grantee under the Plan at the end of the Purchase Loan Term, provided the Grantee has paid or otherwise satisfied in full the balance of the Purchase Loan, any Tax Loan and any accrued but unpaid Interest. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety (90) days after the end of the Purchase Loan Term (or such longer time as the Committee, in its sole discretion, shall provide for repayment or satisfaction), the Trust shall retain a portion of Shares purchased under the Share Purchase Award, as provided in Section 15.4(d).

  If a Grantee has not paid or otherwise satisfied the balance of the Tax Loan and any accrued but unpaid Interest thereon at the end of the Purchase Loan Term, the Trust shall retain as security for repayment of the Tax Loan and any accrued but unpaid Interest thereon the stock certificates for a portion of the Shares purchased by the Grantee pursuant to a Share Purchase Award representing Shares that have a Fair Market Value (determined as of the last day of the Purchase Loan Term) equal to 200% of the outstanding balance of the Tax Loan and any accrued but unpaid Interest thereon as of the last day of the Purchase Loan Term, such stock certificates to be retained in the possession of the Chief Financial Officer of the Trust (or the Chief Executive Officer, as the case may be) as security for repayment of such indebtedness.

  For purposes of this Section, a Grantee shall be considered to have paid in full for that number of Shares acquired with a Purchase Loan determined by multiplying the number of Shares covered by a Share Purchase Award by a fraction, the numerator of which is the sum of (i) the cumulative amount of the Purchase Loan principal which has been forgiven under Section 15.2(c) on the date such calculation is made and (ii) the portion of the Purchase Loan, if any, which has been prepaid by such date, and the denominator of which is the original principal amount of the Purchase Loan.

  In the event of a Grantee's termination of Service prior to the end of the Purchase Loan Term, the stock certificates for the Shares purchased by the Grantee pursuant to a Share Purchase Award shall be released and delivered to the Grantee (or his beneficiary) or retained by the Trust, depending upon whether the Grantee has repaid the balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest on the Purchase and Tax Loans, in accordance with Section 15.4 of this Plan.

  (d) Release and Delivery of Stock Certificates during Purchase Loan Term. On each anniversary of the grant date of a Share Purchase Award, the Trust shall release and deliver to each Grantee certificates for a portion of the Shares purchased by a Grantee pursuant to a Share Purchase Award, provided that such Grantee is employed by the Trust as of such date. The Trust shall retain as security for repayment of the Purchase Loan, the Tax Loan and any accrued but unpaid Interest thereon, a portion of the Shares purchased by a Grantee having a Fair Market Value (determined as of the day preceding the anniversary of the grant date of the Share Purchase Award each year of the Purchase Loan Term) equal to 200% of the outstanding balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest thereon as of the anniversary of the grant date of the Share Purchase Award each year during the Purchase Loan Term. Certificates representing the remaining Shares purchased pursuant to a Share Purchase Award may be delivered to such Grantee. A Grantee shall not transfer, sell or otherwise dispose of Shares released pursuant to this Section during the remainder of the Purchase Loan Term; provided, however, that such Shares may be pledged as collateral for other indebtedness of the Grantee; provided, further, however, that in the event of a Change in Control, all such transfer restrictions on such Shares shall lapse upon the Grantee's Involuntary Termination if the Grantee experiences an Involuntary Termination within one year following the consummation of the Change in Control.

  15.4. Termination of Service.

  (a) Termination of Service by Death or Disability. The Committee, in its sole discretion, may provide for the forgiveness of a Purchase Loan as of the date of Grantee's termination of Service by reason of death or Disability, in such an amount of the original principal amount of the Purchase Loan as the Committee shall designate; provided that the Grantee (or his Beneficiary, in the case of the Grantee's death) shall first tender to the Trust within one hundred and eighty (180) days of such termination of Service: (i) the amount of the Trust's minimum withholding tax obligation which would be created as a result of the forgiveness of the Purchase Loan and (ii) the amount of the balance of Grantee's Purchase Loan, Tax Loan and any accrued but unpaid Interest on such Loans.

  (b) Termination of Service by Voluntary Resignation or Without Cause. In the event of a Grantee's termination of Service by voluntary resignation, the Grantee shall repay to the Trust the entire balance of the Purchase Loan, the Tax Loan and any accrued but unpaid Interest on such Loans, which shall be deemed immediately due and payable, within ninety (90) days of the date of Grantee's termination of Service by voluntary resignation. In the event of a Grantee's termination of Service by the Trust without Cause and except as provided in Sections 15.2 and 15.3, the Grantee shall be obligated to repay the balance of the Purchase Loan, Tax Loan and any accrued but unpaid Interest on the Purchase and Tax Loans within twelve (12) months of the date of Grantee's termination of Service.

  (c) Termination of Service for Cause. In the event of a Grantee's termination of Service for Cause, the Grantee's Purchase Loan, Tax Loan, and accrued but unpaid Interest on such Loans, shall become due and payable immediately upon the date of such Grantee's termination of Service.

  (d) Retention of Share Purchase Award. If a Grantee fails to repay the balance of the Purchase Loan, Tax Loan and accrued but unpaid Interest on the Purchase and Tax Loans within the applicable time periods as provided in the Grantee's promissory notes and in this Section 15.4, the Trust shall retain that portion of the Shares acquired through a Share Purchase Award which has a Fair Market Value (as of the last day of such applicable time period) equal to the sum of the outstanding principal balance of Grantee's Purchase Loan and Tax Loan and accrued but unpaid Interest on the Purchase and Tax Loans, and the Trust shall be obligated to distribute to the Grantee stock certificates for only that portion of the Share Purchase Award which is equal in value to the difference between the Fair Market Value of the Shares covered by the Share Purchase Award and the sum of the principal balance of the Grantee's Purchase Loan and Tax Loan and the accrued but unpaid Interest on the Purchase and Tax Loans, such Fair Market Value and balance to be determined as of the date such Purchase Loan, Tax Loan and Interest payments are due as set forth in Grantee's promissory notes and the foregoing Section 15.4. Notwithstanding the foregoing, the Committee may also, in its sole discretion, choose to permit the Grantee to repay the outstanding balance and Interest on his or her Tax Loan and Purchase Loan by forfeiting Shares purchased pursuant to the Purchase Loan with a Fair Market Value equal to the outstanding balance of the Tax Loan, the Purchase Loan, and any accrued but unpaid Interest thereon.

  15.5. Restrictions on Transfer.

  No Share Purchase Award or Shares purchased through such an Award and pledged to the Trust as collateral security for the Grantee's Purchase Loan, Tax Loan and accrued but unpaid Interest thereon shall be transferable by the Grantee other than by will or by the laws of descent and distribution.

16. UNRESTRICTED SHARE AWARDS

  The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Share Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Shares") under the Plan. Unrestricted Share Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

17. PERFORMANCE SHARE AWARDS

  17.1. Nature of Performance Share Awards.

  A Performance Share Award is an Award entitling the recipient to acquire Shares upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Trust in setting the standards for Performance Share Awards under the Plan. At any time prior to the Grantee's termination of Service, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

  17.2. Rights as a Shareholder.

  A Grantee receiving a Performance Share Award shall have the rights of a Shareholder only as to Shares actually received by the Grantee under the Plan and not with respect to Shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a share certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Board).

  17.3. Termination of Service.

  Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Performance Share Awards shall automatically terminate upon the Grantee's termination of Service for any reason.

18. DIVIDEND EQUIVALENT RIGHTS

  18.1. Dividend Equivalent Rights.

  A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award.

The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

  18.2. Interest Equivalents.

  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the Award Agreement for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

  18.3. Termination of Service.

  Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

19. OUTSIDE TRUSTEE AWARDS

  19.1. Grant of Outside Trustee Awards.

  Each individual whose term as a Trustee continues after the date of each annual meeting of shareholders of the Trust commencing with the 2001 annual meeting of shareholders, and continuing until the date this Plan terminates, shall as of the date of each such annual meeting of shareholders be granted an Outside Trustee Award consisting of an Option to purchase 2,500 Shares. The exercise price for such Options shall be the Fair Market Value of a Share on the Date of Grant. All such Options shall be designated as Non-qualified Share Options and shall have a ten-year term. Such Options shall be fully exercisable six months after the Date of Grant, provided, however, in the event of a Change in Control, such Options shall become immediately and fully exercisable. If an Outside Trustee's Service terminates by reason of death or Disability, any Option held by such Outside Trustee may be exercised for a period of two years from the date of such termination or until the expiration of the Option, whichever is shorter. If an Outside Trustee's Service terminates other than by reason of death or Disability, under mutually satisfactory conditions, any Option held by such Outside Trustee may be exercised for a period of one year from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter.

  19.2. Payment of Annual Retainer.

  During the term of this Plan, each Outside Trustee shall have the option of receiving his Annual Retainer in cash or Shares or a combination of both. Each Outside Trustee shall be required to make an annual irrevocable election regarding the form of payment of his Annual Retainer. The election must be in writing and must be delivered to the Secretary of the Trust on or before May 1 of each year. If no election is made with respect to a year, an Outside Trustee's Annual Retainer for such year will automatically be paid in Shares. The Annual Retainer for a year shall be paid to the Board on the Annual Retainer Payment Date for such year. The total number of Shares to be issued to an Outside Trustee who receives Shares pursuant to this Section 19 shall be determined by dividing the dollar amount of the portion of the Annual Retainer payable in Shares for a particular year by the Fair Market Value of a Share on the Business Day immediately preceding the Annual Retainer Payment Date. In no event shall the Trust be required to issue fractional Shares. Whenever under the terms of this Section a fractional Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional Share.

20. CERTAIN PROVISIONS APPLICABLE TO AWARDS

  20.1. Stand-Alone, Additional, Tandem, and Substitute Awards.

  Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Trust, any Affiliate, or any business entity to be acquired by the Trust or an Affiliate, or any other right of a Grantee to receive payment from the Trust or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Trust or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Deferred Shares or Restricted Shares), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

  20.2. Form and Timing of Payment Under Awards; Deferrals.

  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Trust or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

  20.3. Performance and Annual Incentive Awards.

    20.3.1. Performance Conditions.

    The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 20.3.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

    20.3.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

    If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 20.3.2.

      (i) Performance Goals Generally. The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 20.3.2. Performance goals shall be objective and shall otherwise meet the requirements of

    Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

      (ii) Business Criteria. One or more of the following business criteria for the Trust, on a consolidated basis, and/or specified subsidiaries or business units, geographic regions, or properties of the Trust (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or a REIT Index; (3) net earnings; (4) pretax profits; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
    (13) working capital; (14) ratio of debt to shareholders' equity; (15) revenue; (16) funds from operations; (17) Share price; (18) dividends;
    (19) market share or market penetration; (20) attainment of acquisition, disposition, financing, refinancing, or capitalization goals; (21) value creation in the form of an increase in the net asset value of a real estate development or redevelopment project; and (22) attainment of leasing goals.

      (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of up to fifteen years and achievement of performance goals in respect of Annual Incentive Awards shall be measured over a performance period of up to one year, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

      (iv) Performance or Annual Incentive Award Pool. The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Trust performance in connection with Performance or Annual Incentive Awards.

      (v) Settlement of Performance or Annual Incentive Awards; Other Terms. Settlement of such Performance or Annual Incentive Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

    20.3.3. Written Determinations.

    All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code
Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

    20.3.4. Status of Section 20.3.2 Awards Under Code Section 162(m).

    It is the intent of the Trust that Performance Awards and Annual Incentive Awards under Section 20.3.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of
Section 20.3.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

21. PARACHUTE LIMITATIONS

  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Trust or any Affiliate, except (i) an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph or (ii) an employment or other agreement between the Trust and the Grantee that specifically provides for the payment of taxes due under Section 4999 of the Code (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Shares or Restricted Share Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Trust under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

22. REQUIREMENTS OF LAW

  22.1. General.

  The Trust shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Trust of any provision of any law or regulation of any governmental authority, including without limitation any Federal or state securities laws or regulations. If at any time the Trust shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Trust, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Trust shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Trust may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Trust shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  22.2. Rule 16b-3.

  During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Trust that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

  22.3. Limitation Following a Hardship Distribution.

  To the extent required to comply with Treasury Regulation (S)1.401(k)- 1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under
Section 401(k) of the Code maintained by the Trust or a related party within the provisions of subsections (b), (c), (m) or (o) of Section 414 of the Code.

23. AMENDMENT AND TERMINATION OF THE PLAN

  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Trust's shareholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 23 or Section 24 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

24. EFFECT OF CHANGES IN CAPITALIZATION

  24.1. Changes in Shares.

  If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Trust on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Trust occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Trust. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Trust shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding Shares of the Trust, the Trust may, in such manner as the Trust deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights.

  24.2. Reorganization in Which the Trust Is the Surviving Entity and in Which No Change in Control Occurs.

  Subject to Section 24.3 hereof, if the Trust shall be the surviving entity in any reorganization, merger, or consolidation of the Trust with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per Share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  24.3. Reorganization, Sale of Assets or Sale of Shares Which Involves a Change in Control.

  (a) Subject to Section 24.3(b), upon any transaction that results in a Change in Control, (i) all outstanding Shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such Shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Trust gives notice thereof to its shareholders.

  (b) Section 24.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in Section 24.3(a) for the assumption of such Options and other Awards theretofore granted, or for the substitution for such Options and other Awards of new options and other Awards covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

  (c) Notwithstanding Section 24.3(b) and except as otherwise provided in the Award Agreement or other agreement between the Grantee and the Trust, if a Grantee experiences an Involuntary Termination within one year following the consummation of a Change in Control, upon such Grantee's Involuntary Termination all outstanding Shares subject to Awards held by such Grantee shall be deemed to have vested, and all restrictions and conditions applicable to such Shares subject to Awards shall be deemed to have lapsed and (ii) all Options held by such Grantee shall become immediately fully vested and exercisable to the extent the Options remain outstanding.

  24.4. Adjustments.

  Adjustments under this Section 24 related to Shares or securities of the Trust shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  24.5. No Limitations on Trust.

  The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Trust to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

25. POOLING

  In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Trust and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Trust may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Trust, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26. DISCLAIMER OF RIGHTS

  No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Trust or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Trust either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Trust. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a trustee, officer, consultant or employee of the Trust or an Affiliate. The obligation of the Trust to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Trust to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent the certificates for such Shares shall have been issued upon the exercise of the Option.

27. NONEXCLUSIVITY OF THE PLAN

  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Trust for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Share options otherwise than under the Plan.

28. WITHHOLDING TAXES

  The Trust or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Trust or the Affiliate, as the case may be, any amount that the Trust or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Trust or the Affiliate, which may be withheld by the Trust or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Trust or the Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Trust or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Trust or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 28 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

29. CAPTIONS

  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

30. OTHER PROVISIONS

  Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

31. NUMBER AND GENDER

  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

32. SEVERABILITY

  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

33. GOVERNING LAW

  The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Maryland other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards awarded hereunder to the substantive laws of any other jurisdiction.

                                     * * *

  To record adoption of the Plan by the Board as of February 14, 2001, and
approval of the Plan by the shareholders on              , 2001, the Trust has
caused its authorized officer to execute the Plan.

                                          FEDERAL REALTY INVESTMENT TRUST

                                          By:
                                          Title:

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                        FEDERAL REALTY INVESTMENT TRUST

                                  May 2, 2001



             \/ Please Detach and Mail in the Envelope Provided \/



A [X]  Please mark your
       votes as in this
       example.

This Proxy when properly executed will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE TWO NOMINEES AND "FOR" PROPOSAL 2.

          FOR     WITHHELD
          [ ]        [ ]

1. To elect the following Trustees for terms expiring as set forth in the accompanying Proxy Statement.

For all, except as otherwise indicated.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list.)

Nominees:         Dennis L. Berman

                  Kristin Gamble

The Board of Trustees unanimously recommends a vote FOR the two nominees.


                                                          FOR  AGAINST   ABSTAIN
                                                          [ ]    [ ]       [ ]

2.   To approve the Trust's 2001 Long-Term Incentive Plan.

     The Board of Trustees unanimously recommends a vote FOR the approval of the Trust's 2001 Long-Term Incentive Plan.

3. In their discretion, on any other matters properly coming before the meeting or any postponement or adjournment thereof.



SIGNATURE(S)                                                      DATE
            ---------------------------------     --------------      ----------

Note: Please sign exactly as your name(s) appear(s) hereon. If the shares are held jointly each party must sign. If the shareholder named is a corporation, partnership or other association, please sign its name and add your own name and title. When signing as an attorney, executor, administrator, trustee, guardian or in any other representative capacity, please also give your full title or capacity.

PROXY

                        FEDERAL REALTY INVESTMENT TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned, a shareholder of Federal Realty Investment Trust (the "Trust"), hereby constitutes and appoints RON D. KAPLAN and CECILY A. WARD, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution in each of them, for and in the name of the undersigned, to vote and otherwise act at the Annual Meeting of Shareholders of the Trust to be held at Woodmont Country Club, 1201 Rockville Pike, Rockville, Maryland on Wednesday, May 2, 2001 at 10:00 a.m., or at any postponement or adjournment thereof, with respect to all of the Common Shares of Beneficial Interest of the Trust which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, on the following matters.

     The undersigned hereby ratifies and confirms all that the aforesaid attorneys and proxies may do hereunder.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement and revokes any proxy previously given with respect to the Annual Meeting.

                        (To Be Signed on Reverse Side)

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        FEDERAL REALTY INVESTMENT TRUST

                                  May 2, 2001

                         -------------------------------
                            PROXY VOTING INSTRUCTIONS
                         -------------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS  ---->
                                ------------------

             \/ Please Detach and Mail in the Envelope Provided \/


A [X]  Please mark your
       votes as in this
       example.

This Proxy when properly executed will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE TWO NOMINEES AND "FOR" PROPOSAL 2.


          FOR     WITHHELD
          [ ]        [ ]
1. To elect the following Trustees for terms expiring as set forth in the accompanying Proxy Statement.

For all, except as otherwise indicated.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list.)

Nominees: Dennis L. Berman

          Kristin Gamble

The Board of Trustees unanimously recommends a vote FOR the two nominees.


                                                          FOR  AGAINST   ABSTAIN
                                                          [ ]    [ ]       [ ]
2.   To approve the Trust's 2001 Long-Term Incentive Plan.

     The Board of Trustees unanimously recommends a vote FOR the approval of the Trust's 2001 Long-Term Incentive Plan.

3. In their discretion, on any other matters properly coming before the meeting or any postponement or adjournment thereof.

SIGNATURE(S)                                                       DATE
            ---------------------------------   ------------------     ---------

Note: Please sign exactly as your name(s) appear(s) hereon. If the shares are held jointly each party must sign. If the shareholder named is a corporation, partnership or other association, please sign its name and add your own name and title. When signing as an attorney, executor, administrator, trustee, guardian or in any other representative capacity, please also give your full title or capacity.